UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Universal Health Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

UNIVERSAL HEALTH SERVICES, INC.

UNIVERSAL CORPORATE CENTER •  367 SOUTH GULPH ROAD •  KING OF PRUSSIA, PENNSYLVANIA 19406

Date and Time May 20, 2026 10:00 a.m. EDT	Live Audio Webcast www.meetnow.global/MXMYPG9	Record Date March 23, 2026

Items to be Voted On

(1)
the election of one director by the holders of Class A and Class C Common Stock (voting together as a single class) and the election of one director by the holders of Class B and Class D Common Stock (voting together as a single class);
(2)
to conduct an advisory (nonbinding) vote to approve named executive officer compensation;
(3)
the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
(4)
to act on a stockholder proposal to report votes based on UHS shareholder money at risk;
(5)
to act on a stockholder proposal to adopt a policy requiring Universal Health Services, Inc. to publicly disclose its workforce diversity; and
(6)
the transaction of such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the Annual Meeting only if you were a Company stockholder of record at the close of business on March 23, 2026.

This year we will hold the Annual Meeting in a virtual only format, which will be conducted via live audio webcast. Stockholders will have an equal opportunity to participate at the Annual Meeting online regardless of their geographic location.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, PLEASE VOTE BY TELEPHONE OR INTERNET OR, IF YOU RECEIVED PRINTED PROXY MATERIALS AND WISH TO VOTE BY MAIL, MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES ONLINE AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on Wednesday, May 20, 2026:

The Proxy Statement and Annual Report to Stockholders are available at https://www.edocumentview.com/uhs.

BY ORDER OF THE BOARD OF DIRECTORS

Steve G. Filton,

Secretary

King of Prussia, Pennsylvania

April 9, 2026

Universal Health Services, Inc. 2026 Proxy Statement

A LETTER FROM OUR SENIOR EXECUTIVES

April 9, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Universal Health Services, Inc. (the “Company”) to be held on Wednesday, May 20, 2026, beginning at 10:00 a.m. EDT. This year’s Annual Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will be able to attend and participate in the Annual Meeting by visiting www.meetnow.global/MXMYPG9, where you will be able to listen to the meeting live, submit questions, and vote. The annual meeting is being held for the following purposes:

(1)
the election of one director by the holders of Class A and Class C Common Stock (voting together as a single class) and the election of one director by the holders of Class B and Class D Common Stock (voting together as a single class);
(2)
to conduct an advisory (nonbinding) vote to approve named executive officer compensation;
(3)
the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
(4)
to act on a stockholder proposal to report votes based on UHS shareholder money at risk;
(5)
to act on a stockholder proposal to adopt a policy requiring Universal Health Services, Inc. to publicly disclose its workforce diversity; and
(6)
the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Detailed information concerning these matters is set forth in the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) you received in the mail and in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. We have elected to provide access to our Proxy Materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. If you want more information, please see the Questions and Answers section of this Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting online, please either vote by telephone or internet or, if you received printed Proxy Materials and wish to vote by mail, by promptly signing and returning your Proxy card in the enclosed envelope. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail. If you then attend and wish to vote your shares online, you still may do so. In addition to the matters noted above, we will discuss the business of the Company and be available for your questions relating to the Company.

Sincerely,

Alan B. Miller

Executive Chairman of the Board of Directors

Marc D. Miller

Chief Executive Officer and President

Universal Health Services, Inc. 2026 Proxy Statement

PROXY STATEMENT

QUESTIONS AND ANSWERS

UNIVERSAL HEALTH SERVICES, INC.

UNIVERSAL CORPORATE CENTER • 367 SOUTH GULPH ROAD • KING OF PRUSSIA, PA 19406

1. Q: Why am I receiving these materials?

A: This Proxy Statement and enclosed forms of Proxy (first mailed to the holders of Class A and Class C Common Stock, and to the holders of Class B and Class D Common Stock who requested to receive printed Proxy Materials, on or about April 9, 2026) are furnished in connection with the solicitation by our Board of Directors of Proxies for use at the Annual Meeting of Stockholders, or at any adjournment thereof. A Notice Regarding the Availability of Proxy Materials was first mailed to all of our other stockholders beginning on or about April 9, 2026. The Annual Meeting will be held on Wednesday, May 20, 2026, beginning at 10:00 a.m. EDT. The Annual Meeting will be accessible via live audiocast on the internet. To participate at the Annual Meeting online, please visit www.meetnow.global/MXMYPG9. For additional information on the virtual meeting review the instructions under the Q&A section entitled “How can I attend and vote at the online meeting?” below. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

2. Q: What is the purpose of the Annual Meeting?

A: The Annual Meeting is being held for the following purposes: (1) to have the holders of Class A and C Common Stock (voting together as a single class) elect one Class III director and to have the holders of Class B and Class D Common Stock (voting together as a single class) elect one Class III director, each such director to serve for a term of three years until the annual election of directors in 2029 or the election and qualification of their respective successor; (2) to conduct an advisory (nonbinding) vote to approve named executive officer compensation; (3) the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; (4) to act on a stockholder proposal to report votes based on UHS shareholder money at risk; (5) to act on a stockholder proposal to adopt a policy requiring Universal Health Services, Inc. to publicly disclose its workforce diversity; and (6) the transaction of such other business as may properly come before the meeting or any adjournment thereof. We will also discuss our business and be available for your comments and discussion.

3. Q: Why did holders of Class B and Class D Common Stock receive a notice in the mail regarding the internet availability of Proxy Materials instead of a full set of Proxy Materials?

A: In accordance with “notice and access” rules adopted by the U.S. Securities and Exchange Commission, or SEC, we may furnish Proxy Materials, including this Proxy Statement and our Annual Report to Stockholders, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Holders of Class B and Class D Common Stock will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice, which was mailed to holders of Class B and Class D Common Stock that did not request printed copies of the Proxy

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Materials, will instruct you as to how you may access and review all of the Proxy Materials on the internet. Please visit https://www.edocumentview.com/uhs. The Notice also instructs you as to how you may submit your Proxy on the internet. If you would like to receive a paper or e-mail copy of our Proxy Materials, you should follow the instructions for requesting such materials in the Notice.

4. Q: Who may attend the Annual Meeting?

A: All stockholders of record and registered beneficial holders as of the close of business on March 23, 2026, or their duly appointed proxies, may attend the meeting online at www.meetnow.global/MXMYPG9. For additional information on the virtual meeting review the Q&A below entitled “How can I attend and vote at the online meeting?”

5. Q: How can I attend and vote at the online meeting?

A: For registered stockholders: If on the record date your Shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record (also known as a “record holder”). Stockholders of record at the close of business on the record date will be able to attend the Annual Meeting online, ask a question and vote by visiting www.meetnow.global/MXMYPG9 at the meeting date and time and entering the 15-digit control number located in the shaded bar of the proxy card or notice they received. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m., Eastern Time.

For beneficial owners: If on the record date your Shares were not registered directly in your name with Computershare but instead held by an intermediary, such as a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must register in advance to attend the Annual Meeting, vote and submit questions. To register in advance you will need to obtain a legal proxy from the bank, broker or other nominee that holds your Shares giving you the right to vote the Shares. Once you have received a legal proxy form from your bank, broker or other nominee, forward the email with your name and the legal proxy attached or send a separate email with your name and legal proxy attached labeled “Legal Proxy” in the subject line to Computershare, at legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 15, 2026. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/MXMYPG9 and enter your control number. If you do not have your control number you may attend as a guest (non-stockholder) by going to www.meetnow.global/MXMYPG9, clicking on the “Guest” link and entering the requested information. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

6. Q: Do I need to register to attend the Annual Meeting virtually?

A: Registration is only required if you are a beneficial owner. Beneficial holders may register as set forth above or they may register at the Annual Meeting using the control number received with their voting information form. Beginning in the 2021 proxy season, an industry solution was agreed upon to allow beneficial holders to register online at the Annual Meeting to attend and ask questions. We expect that the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial holders only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the Annual Meeting. Beneficial holders may

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choose the Register in Advance of the Annual Meeting option above, if they prefer to use this traditional, legal proxy option set forth in #5 above and have the ability to vote. In any event, please go to www.meetnow.global/MXMYPG9 for more information on the available attendance options and registration instructions. The online meeting will begin promptly at 10:00 a.m., EDT. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

7. Q: What if I have trouble accessing the Annual Meeting virtually?

A: The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.

8. Q: Who is entitled to vote at the Annual Meeting?

A: Only stockholders as of the close of business on March 23, 2026 are entitled to vote at the Annual Meeting. On that date, 6,574,600 shares of Class A Common Stock, par value $.01 per share, 661,688 shares of Class C Common Stock, par value $.01 per share, 53,780,983 shares of Class B Common Stock, par value $.01 per share, and 12,457 shares of Class D Common Stock, par value $.01 per share, were outstanding.

9. Q: Who is soliciting my vote?

A: The principal solicitation of Proxies is being made by the Board of Directors by mail. Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit Proxies by telephone or other personal contact. We will bear the cost of the solicitation of the Proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares. We have not engaged any third party to assist us in solicitation of proxies at the Annual Meeting, but we may decide to retain the services of a proxy solicitation firm in the future if we believe it is appropriate under the circumstances.

10. Q: What items of business will be voted on at the Annual Meeting?

A: The holders of Class A and C Common Stock (voting together as a single class) will elect one Class III director and the holders of Class B and D Common Stock (voting together as a single class) will elect one Class III director, each such director to serve for a term of three years until the annual election of directors in 2029 or the election and qualification of their respective successor. The holders of Class A, Class C, Class B and Class D Common Stock (voting together as a single class) will vote on the following matters: an advisory (nonbinding) vote to approve named executive officer compensation, the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, a stockholder proposal to report votes based on UHS shareholder money at risk, and a stockholder proposal to adopt a policy requiring Universal Health Services, Inc. to publicly disclose its workforce diversity.

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Questions and Answers

11. Q: How does the Board of Directors recommend that I vote?

A: The Board of Directors recommends that holders of Class A and Class C Common Stock and Class B and Class D Common Stock vote shares “FOR” the election of the respective nominees to the Board of Directors (Proposal 1).

The Board of Directors recommends that holders of Class A, Class C, Class B, and Class D Common Stock vote shares "FOR" the advisory (nonbinding) vote to approve named executive officer compensation (Proposal 2).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3).

The Board of Directors recommends that holders of Class A, Class C, Class B, and Class D Common Stock vote shares "AGAINST" the stockholder proposal to report votes based on UHS shareholder money at risk (Proposal 4).

The Board of Directors recommends that holders of Class A, Class C, Class B, and Class D Common Stock vote shares "AGAINST" the stockholder proposal to adopt a policy requiring Universal Health Services, Inc. to publicly disclose its workforce diversity (Proposal 5).

12. Q: How will voting on any other business be conducted?

A: Other than the items of business described in this Proxy Statement, we know of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, your signed Proxy gives authority to the persons named therein. Those persons may vote on such matters at their discretion and will use their best judgment with respect thereto.

13. Q: What is the difference between a “stockholder of record” and a “street name” holder?

A: These terms describe how your shares are held. If your shares are registered directly in your name with Computershare, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

14. Q: How do I vote my shares if I am a stockholder of record?

A: A separate form of Proxy applies to our Class A and Class C Common Stock and a separate form of Proxy applies to our Class B and Class D Common Stock. For specific instructions on how to vote your shares, please refer to the instructions on the Notice Regarding the Availability of Proxy Materials you received in the mail or, if you received printed Proxy Materials, your enclosed Proxy card. If you received printed Proxy Materials, enclosed is a Proxy card for the shares of stock held by you on the record date. If you received printed Proxy Materials, you may vote by signing and dating each Proxy card you receive and returning it in the enclosed prepaid envelope, or you may vote by telephone or internet.

Unless otherwise indicated on the Proxy, shares represented by any Proxy will, if the Proxy is properly executed and received by us prior to the Annual Meeting, be voted “FOR” each of the nominees for director, "FOR" the advisory (nonbinding) vote to approve named executive officer compensation, “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, "AGAINST" the stockholder proposal to report votes based on UHS shareholder money as risk, and "AGAINST" the stockholder

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Questions and Answers

proposal to adopt a policy requiring Universal Health Services, Inc. to publicly disclose its workforce diversity.

15. Q: How do I vote by telephone or electronically?

A: Instead of submitting your vote by mail on the enclosed Proxy card (if you received printed Proxy Materials), your vote can be submitted by telephone or electronically, via the internet. Please refer to the specific instructions set forth on the Notice Regarding the Availability of Proxy Materials or, if you received printed Proxy Materials, on the enclosed Proxy card. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder.

16. Q: How do I vote my shares if they are held in street name?

A: If your shares are held in street name, your broker or other nominee will provide you with a form seeking instruction on how your shares should be voted.

17. Q: Can I change or revoke my vote?

A: Yes. Any Proxy executed and returned to us is revocable by delivering a later signed and dated Proxy or other written notice to our Secretary at any time prior to its exercise. Your Proxy is also subject to revocation by attending the meeting and voting online.

18. Q: How do I vote during the meeting?

A: If you have not already voted your shares in advance as described above, provided you are a registered stockholder or a registered beneficial stockholder with a control number, you will also be able to vote your shares electronically during the Annual Meeting by clicking on the “Vote” tab on the virtual meeting site. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of or during the Annual Meeting by one of the methods described in the proxy materials.

19. Q: How do I ask questions during the meeting?

A: If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the virtual meeting site at www.meetnow.global/MXMYPG9, entering your control number and clicking on the “Q&A” tab. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

20. Q: What constitutes a “quorum”?

A: The holders of a majority of the voting power of the outstanding shares of stock and entitled to vote at the meeting, either in person, by remote communication, if applicable, or represented by Proxy duly authorized, constitutes a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

21. Q: What are our voting rights with respect to the election of directors?

A: Our Restated Certificate of Incorporation provides that, with respect to the election of directors, holders of Class A Common Stock vote as a class with the holders of Class C Common Stock, and holders of Class B Common Stock vote as a class with holders of Class D Common Stock, with holders of all classes of Common Stock entitled to one vote per share.

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Universal Health Services, Inc. 2026 Proxy Statement

Questions and Answers

Each holder of Class A Common Stock may cumulate his or her votes for directors giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares of Class A Common Stock, or he or she may distribute his or her votes on the same principle among as many candidates as he or she shall see fit. For a holder of Class A Common Stock to exercise his or her cumulative voting rights, the stockholder must give notice at the meeting of such intention to cumulate votes.

As of March 23, 2026, the shares of Class A and Class C Common Stock, which constituted 11.9% of the aggregate outstanding shares of our Common Stock, had the right to elect five members of the Board of Directors and constituted 91.3% of our general voting power; and as of that date the shares of Class B and Class D Common Stock (excluding shares issuable upon exercise of options), which constituted 88.1% of the outstanding shares of our Common Stock, had the right to elect two members of the Board of Directors and constituted 8.7% of our general voting power.

22. Q: What are our voting rights with respect to matters other than the election of directors?

A: As to matters other than the election of directors, our Restated Certificate of Incorporation provides that holders of Class A, Class B, Class C and Class D Common Stock all vote together as a single class, except as otherwise provided by law.

Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C Common Stock, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. The Board of Directors, in its discretion, may require holders of Class C or Class D Common Stock to provide satisfactory evidence that such owner holds ten times as many shares of Class A or Class B Common Stock as Class C or Class D Common Stock, respectively, if such facts are not apparent from our stock records.

23. Q: Will my shares be voted if I do not sign and return my Proxy card or vote by telephone or internet?

A: If you are a stockholder of record and you do not sign and return your Proxy card or vote by telephone or internet, your shares will not be voted at the Annual Meeting. If your shares are held in street name and you do not issue instructions to your broker, your broker may vote your shares at its discretion on routine matters, but may not vote your shares on nonroutine matters. Under the New York Stock Exchange rules, each of the proposals other than the ratification of the selection of the Company’s independent registered public accounting firm is deemed to be a nonroutine matter with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

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Universal Health Services, Inc. 2026 Proxy Statement

Questions and Answers

24. Q: What is a “broker non-vote”?

A: “Broker non-votes” are shares held by brokers or nominees which are present in person or represented by Proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regulatory Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our Proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are not permitted to vote on nonroutine matters. Under the New York Stock Exchange rules, each of the proposals other than the ratification of the selection of the Company’s independent registered public accounting firm is deemed to be a nonroutine matter with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

25. Q: What is the effect of a broker non-vote?

A: Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be considered present and entitled to vote on any matter for which a broker, bank or other nominee does not have authority.

For the Annual Meeting, pursuant to the rules of the New York Stock Exchange, your broker, bank or other nominee will be permitted to vote for you without instruction only with respect to Proposal 3 regarding the ratification of PricewaterhouseCoopers LLP. A broker non-vote will not have any impact on the outcome of any other proposals.

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Universal Health Services, Inc. 2026 Proxy Statement

Questions and Answers

26. Q: What is the vote required to approve each proposal?

A:

Item of Business	Votes Required for Approval	Abstentions	Withholding Authority	Signed But Unmarked Proxy Cards	Broker Non-Votes

Proposal 1: Election of Directors

One Class III director will be elected by the highest number of affirmative votes of the shares of Class A and Class C Common Stock, voting together as a single class, present in person or represented by Proxy and entitled to vote.

One Class III director will be elected by the highest number of affirmative votes of the shares of Class B and Class D Common Stock, voting together as a single class, present in person or represented by Proxy and entitled to vote.

		Not applicable	No effect	Count as votes FOR	No effect on voting

Proposal 2: Advisory (nonbinding) Vote of Named Executive Officer Compensation	Majority of the votes cast by holders of Class A, B, C and D Common Stock, present in person or represented by Proxy and entitled to vote.	No effect on voting	Not applicable	Count as votes FOR	No effect on voting

Proposal 3: Ratification of Independent Registered Public Accounting Firm	Majority of the votes cast by holders of Class A, B, C and D Common Stock, present in person or represented by Proxy and entitled to vote.	No effect on voting	Not applicable	Count as votes FOR	Not applicable

Proposal 4: Stockholder Proposal to report votes based on UHS shareholder money at risk	Majority of the votes cast by holders of Class A, B, C and D Common Stock, present in person or represented by Proxy and entitled to vote.	No effect on voting	Not applicable	Count as votes AGAINST	No effect on voting

Proposal 5: Stockholder Proposal to adopt a policy requiring Universal Health Services, Inc. to publicly disclose its workforce diversity	Majority of the votes cast by holders of Class A, B, C and D Common Stock, present in person or represented by Proxy and entitled to vote.	No effect on voting	Not applicable	Count as votes AGAINST	No effect on voting

27. Q: Who will count the votes?

A: The Secretary will count the Class A and Class C votes. Our transfer agent will count the Class B and Class D votes and serve as inspector of elections.

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Questions and Answers

28. Q: When are stockholder proposals or director nominations due for the 2027 Annual Meeting?

A: Any stockholder proposal intended to be included in the proxy materials for the 2027 Annual Meeting must be received by us no later than December 10, 2026. Such proposals should be sent in writing by courier or certified mail to our Secretary at Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406. Any stockholder proposal must also be in proper form and substance, as determined in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

In addition, our Amended and Restated Bylaws require that the Company be given advanced notice of stockholder proposals containing nominations for election to the Board of Directors or other matters which stockholders wish to present for action at an annual meeting. These requirements are separate from, and in addition to, the requirements discussed above to have the stockholder proposal included in the proxy materials for the 2027 Annual Meeting pursuant to the SEC’s rules. The Company’s Amended and Restated Bylaws separately require that any stockholder proposal intended to be brought before the annual meeting of stockholders, including a proposal nominating one or more persons for election as directors, be received in writing by our Secretary at the address listed above not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting, for the 2027 Annual Meeting being between January 20, 2027 and February 19, 2027, provided, however, that in the event that the date of the 2027 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days, from the first anniversary of the 2026 Annual Meeting, the notice must be received no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Our Amended and Restated Bylaws set forth certain informational requirements for stockholders’ nominations of directors and other proposals. In addition to satisfying the requirements under our Amended and Restated Bylaws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to our Secretary at the address listed above by no later than 60 days prior to the first anniversary of the preceding year’s annual meeting, for the 2027 Annual Meeting being March 21, 2027, provided, however, that in the event that the date of the 2027 Annual Meeting has changed by more than 30 calendar days from the first anniversary of the 2026 Annual Meeting, the notice must be provided by the later of 60 days prior to the date of the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

29. Q: Can I receive more than one set of Annual Meeting materials?

A: If you share an address with another stockholder, each stockholder may not receive a separate copy of our Annual Report and Proxy Statement. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to our Secretary at Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406, telephone (610) 768-3300. If you share an address with another stockholder and (i) would like to receive multiple copies of the Proxy Statement or Annual Report to Stockholders in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

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Universal Health Services, Inc. 2026 Proxy Statement

Questions and Answers

30. Q: How can I obtain additional information about the Company?

A: Copies of our annual, quarterly and current reports we file with the SEC, and any amendments to those reports, are available free of charge on our website, which is located at https://uhs.com. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Secretary at Universal Health Services, Inc., Universal Corporate Center, P.O. Box 61558, 367 South Gulph Road, King of Prussia, Pennsylvania 19406. The information posted on our website is not incorporated into this Proxy Statement.

As required by Delaware law, the names of registered shareholders entitled to vote at the virtual Annual Meeting will be available for a period of ten days ending on the day before the date of the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m., at our principal executive offices at Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406.

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Universal Health Services, Inc. 2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 23, 2026, the number of shares of our equity securities and the percentage of each class beneficially owned, within the meaning of Securities and Exchange Commission Rule 13d-3, and the percentage of our general voting power currently held, by (i) all stockholders known by us to own more than 5% of any class of our equity securities, (ii) all of our directors and nominees who are stockholders, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

	Title of Class
Name and Address of	Class A Common Stock(2)		Class B Common Stock(2)		Class C Common Stock(2)		Class D Common Stock(2)		Percentage of General Voting Power(3)
Beneficial Owner(1)	Shares	%	Shares	%	Shares	%	Shares	%

Alan B. Miller	5,112,384(6)(17)	77.8%	7,746,839(4)(11)(12)(18)(20)	13.0%	661,688	100%	—	—	88.9%
Marc D. Miller	1,343,316(7)(14)(19)	20.4%	2,190,639(4)(11)(13)(16)	4.0%	—	—	—	—	2.3%
Elliot J. Sussman, M.D. 2365 Baypoint Way, The Villages, FL 32162	—	—	6,113(21)	(5)	—	—	—	—	(5)
Maria R. Singer 245 Park Avenue New York, NY 10167	—	—	8,575(21)	(5)	—	—	—	—	(5)
Warren J. Nimetz Norton Rose Fulbright US LLP 1301 Avenue of the Americas New York, NY 10019	377,530(15)(17)	5.7%	386,011(4)(21)	(5)	—	—	—	—	(5)
Eileen C. McDonnell 18 Tradesville Drive Doylestown, PA 18901	—	—	8,189(21)	(5)	—	—	—	—	(5)
Nina Chen-Langenmayr 570-21 Russet Wood Lane, Aurora, OH 44202	—	—	3,050(21)	(5)	—	—	—	—	(5)
Steve G. Filton	—	—	340,040(8)(11)	(5)	—	—	—	—	(5)
Edward H. Sim	—	—	48,356(11)	(5)	—	—	—	—	(5)
Matthew J. Peterson	—	—	43,076(11)	(5)	—	—	—	—	(5)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	—	—	4,139,531(9)	7.7%	—	—	—	—	(5)
First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105	—	—	4,630,429(10)	8.6%	—	—	—	—	(5)
All directors & executive officers as a group (10 persons)(22)	6,574,600	100.0%	10,522,258	17.1%	661,688	100.0%	—	—	91.8%

(1)
Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.
(2)
Each share of Class A, Class C and Class D Common Stock is convertible at any time into one share of Class B Common Stock.
(3)
As to matters other than the election of directors, holders of Class A, Class B, Class C and Class D Common Stock vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

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Universal Health Services, Inc. 2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

(4)
Includes shares issuable upon the conversion of Classes A, C and/or D Common Stock.
(5)
Less than 1% of the class of stock or general voting power.
(6)
Includes 400,000 shares of Class A Common Stock that are beneficially owned by Mr. Alan Miller and are held by Mr. Alan Miller in trust for the benefit of his spouse.
(7)
Includes 921,016 shares of Class A Common Stock which are held by three trusts (the “2002 Trusts”) for the benefit of certain of Alan B. Miller’s family members of which Marc D. Miller (who is the Chief Executive Officer and President, director and the son of Alan B. Miller) and Mr. Nimetz are trustees. Marc D. Miller has sole voting and dispositive power with respect to the shares held by the 2002 Trusts. Mr. Nimetz disclaims beneficial interest in all shares held by the 2002 Trusts. Marc D. Miller disclaims beneficial interest in the shares held by the 2002 Trusts other than those of which Marc Miller is the beneficiary.
(8)
Includes 161,000 shares of Class B Common Stock which are held by two Irrevocable Trusts. Mr. Filton is the Trustee and beneficiary of The Betsy H. Filton 2020 Irrevocable Trust (80,500 shares) and disclaims beneficial ownership of The Steve G. Filton 2020 Irrevocable Trust, of which Mr. Filton’s spouse is the Trustee and beneficiary (80,500 shares).
(9)
These securities are held by Blackrock, Inc. and its subsidiaries. Blackrock, Inc. has sole power to vote with respect to 3,872,101 shares of our Class B Common Stock and sole power with respect to 4,139,531 shares to dispose or to direct the disposition of 4,139,531 shares of our Class B Common Stock. Information is based on Amendment No. 17 to Schedule 13G dated April 17, 2025.
(10)
These securities are held by First Eagle Investment Management, LLC and its subsidiaries. First Eagle Investment Management, LLC has sole power to vote with respect to 4,193,717 shares of our Class B Common Stock and sole power with respect to 4,630,429 shares to dispose or to direct the disposition of 4,630,429 shares of our Class B Common Stock. Information is based on Amendment No. 2 to Schedule 13G dated February 8, 2024.
(11)
Includes 405,197 shares issuable pursuant to stock options to purchase Class B Common Stock held by our directors and executive officers and exercisable within 60 days of March 23, 2026 as follows: Alan B. Miller (101,713); Marc D. Miller (193,418); Steve G. Filton (49,230); Matthew J. Peterson (23,336); and Edward H. Sim (37,500).
(12)
Includes 32,799 shares held by three 2024 Grantor Retained Annuity Trusts for the respective benefit of the children of Alan B. Miller. Alan B. Miller has sole dispositive power and sole voting power with respect to these shares.
(13)
Includes 171,426 shares held by the three 2011 Family Trusts for the benefit of Alan B. Miller’s three children. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership of the shares held by the Trust for the benefit of Abby Miller King (55,763) and the Trust for the benefit of Marni Spencer (55,763).
(14)
Includes 237,800 shares held by the 2012 Family Trust for the benefit of Abby Miller King and Marni Spencer. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership of these shares.
(15)
Includes 118,900 shares held by the 2012 Family Trust for the benefit of Marc D. Miller. Warren Nimetz is the sole Trustee of the 2012 Trust for the benefit of Marc D. Miller and Mr. Nimetz has sole voting power with respect to Marc D. Miller’s shares. Mr. Nimetz disclaims beneficial ownership of these shares.
(16)
Includes 156,008 shares held by the three 2002 Trusts for the benefit of Alan B. Miller’s three children. Warren Nimetz is a Trustee and disclaims beneficial ownership of these shares. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares and Marc D. Miller

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Universal Health Services, Inc. 2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

disclaims beneficial ownership interest of the shares held by the 2002 Trust for the benefit of Abby Miller King (49,294) and the shares held by the 2002 Trust for the benefit of Marni Spencer (69,726).
(17)
Includes 258,630 shares held by The Alan B. Miller 2002 Trust. Warren Nimetz is the Trustee of the Trust and has sole voting and dispositive power with respect to these shares. Mr. Nimetz disclaims any beneficial interest in the shares.
(18)
Excludes 8,623 shares in The Alan and Jill Miller Foundation.
(19)
Includes 184,500 shares of Class A Common Stock which are held by three sub-trusts (the “2017 Sub-Trusts”) for the benefit of certain of Alan B. Miller’s family members of which Marc D. Miller is a trustee. Marc D. Miller has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership interest of shares held by the 2017 Sub-Trust for the benefit of descendants of Abby Miller King (61,500) and shares held by the 2017 Sub-Trust for the benefit of descendants of Marni Spencer (61,500).
(20)
Includes 72,885 shares held by the three 2025 Grantor Retained Annuity Trusts for the respective benefit of the children of Alan B. Miller. Alan B. Miller has sole dispositive power and sole voting power with respect to these shares.
(21)
Includes 5,325 restricted stock units which will convert to Class B Common Stock upon vesting. These units are held by our directors and scheduled to vest within 60 days of March 23, 2026 as follows: Elliot J. Sussman, M.D. (1,065); Eileen C. McDonnell (1,065); Warren Nimetz (1,065); Nina Chen-Langenmayr (1,065); and Maria R. Singer (1,065).
(22)
Notes (4)—(8) and (11)—(21) apply to the respective directors and executive officers as further indicated above.

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Universal Health Services, Inc. 2026 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information, as of December 31, 2025, concerning securities authorized for issuance under our equity compensation plans.

Plan Category(1.)	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2.)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))(3.)(4.)(5.)

Equity compensation plans approved by security holders	2,050,594	$131.53	7,631,056

Total	2,050,594	$131.53	7,631,056

(1)
Shares of Class B Common Stock.
(2)
As of March 23, 2026, including options outstanding issued pursuant to our 2020 Omnibus Stock and Incentive Plan, there were 1,595,559 options outstanding with an approximate weighted-average exercise price of $128.40 and weighted average remaining term of approximately 1.6 years. All current outstanding stock options have terms that do not exceed five years. Additionally, as of March 23, 2026, there were 600,242 full-value restricted stock units outstanding and 124,613 performance-based restricted stock units outstanding. The restricted stock units do not have any voting rights.
(3)
As of December 31, 2025 and March 23, 2026, the Company’s 2020 Omnibus Stock and Incentive Plan had approximately 6.6 million shares and 6.4 million shares, respectively, remaining for future issuance.
(4)
For purposes of determining the remaining number of shares subject to the Company’s 2020 Omnibus and Stock Incentive Plan, each share underlying a stock option or SAR shall be counted as one (1) share, while all other awards, including full-value restricted stock or units, shall be counted as four (4) shares against the reserve balance for future issuance.
(5)
Includes 1,007,828 shares remaining available for future issuance under the Company's Amended and Restated Employee Stock Purchase Plan.

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Universal Health Services, Inc. 2026 Proxy Statement

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than nine members, the exact number to be determined by the Board of Directors. The Board of Directors is currently comprised of seven members, and is divided into three classes, with members of each class serving for a three-year term. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting and, in the case of this Annual Meeting, directors will be elected as Class III directors.

Holders of shares of our outstanding Class B and Class D Common Stock (voting together as a single class) are entitled to elect two directors, currently one in Class II and one in Class III, and the holders of Class A and Class C Common Stock (voting together as a single class) are entitled to elect the remaining directors, currently three in Class I, one in Class II, and one in Class III.

The persons listed below include the members of our Board of Directors whose term of office will continue after the meeting and nominees. The terms of the current Class III directors, Mr. Alan B. Miller and Ms. Nina Chen-Langenmayr, expire at the 2026 Annual Meeting. Mr. Alan B. Miller has been nominated to be elected by the holders of Class A and Class C Common Stock and Ms. Nina Chen-Langenmayr has been nominated to be elected by the holders of Class B and Class D Common Stock. We have no reason to believe that any of the nominees will be unavailable for election; however, if either nominee becomes unavailable for any reason, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the meeting.

The Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has refreshed the Board by replacing 80% of the non-management members of the Board within the last eight years. The Board has three female members, one of whom, Eileen McDonnell, serves as lead director and one of whom is a member of an underrepresented minority group.

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Universal Health Services, Inc. 2026 Proxy Statement

Proposal No. 1

Director Nominees

Class III Directors

Nina Chen-Langenmayr
Director Since: 2022 Age: 69	Class of Stockholders Entitled to Vote: • B Common • D Common	Committee Membership: • Quality and Compliance • Compensation

Business Experience

Ms. Chen-Langenmayr serves on the Board of Directors for The Welcoming Center in Philadelphia where she was formerly a Special Projects Consultant since 2013. Ms. Chen-Langenmayr previously served as Partner, Client Relationship Management Group at Mercer. Ms. Chen-Langenmayr has multiple years of experience in the human capital management and outsourcing arena, particularly in the pharmaceutical and healthcare industries. She is a Juris Doctor and Founding Member of the Asian Pacific American Bar Association of Pennsylvania and a member of the Forum of Executive Women.

Alan B. Miller
Director Since: 1978 Age: 88	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive (Chair) • Finance (Chair)

Business Experience

Mr. Alan B. Miller, who had previously served as our Chief Executive Officer since our inception in 1978, stepped down from that role effective as of January 1, 2021 and assumed the role of Executive Chairman of the Board. Prior to 1978, Mr. Alan B. Miller was Chairman of the Board, Chief Executive Officer and President of American Medicorp, Inc. Mr. Alan B. Miller continues to serve as Chairman of the Board of Trustees, Chief Executive Officer and President of Universal Health Realty Income Trust. He is the father of Marc D. Miller, a Director, and our Chief Executive Officer and President.

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Universal Health Services, Inc. 2026 Proxy Statement

Proposal No. 1

Directors whose Terms Expire in 2027

Class I Directors

Eileen C. McDonnell
Director Since: 2013 Age: 63	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Audit (Chair) • Compensation (Chair) • Nominating and Governance • Executive

Business Experience

Ms. McDonnell previously served as Chairman and CEO of the Penn Mutual Life Insurance Company. She joined Penn Mutual in 2008 and retired as CEO in 2021, after serving in that capacity for a decade. Ms. McDonnell was appointed to The Penn Mutual Board of Trustees in 2010 and retired from its Board in March of 2026. Before joining Penn Mutual, Ms. McDonnell founded ExecMPower, a strategic planning and executive coaching consultancy. Ms. McDonnell also served as a Director of the Insurance Federation of Pennsylvania and was a national advisor to VisionForward, an initiative of Drexel University College of Medicine Institute for Women’s Health and Leadership.

Marc D. Miller
Director Since: 2006 Age: 55	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive • Finance

Business Experience

Mr. Miller was appointed as our Chief Executive Officer in January 2021 and continues to serve as President. Mr. Miller previously served as Senior Vice President and Co-Head of our Acute Care Division since 2007 and served as a Vice President since 2004. He also served in various roles in our Acute Care Division since 2003 and served in other management positions at various hospitals from 1999 to 2003. Mr. Miller currently serves as a member of the Board of Trustees of Universal Health Realty Income Trust and previously served as a member of the Board of Directors of Premier, Inc. Mr. Miller is the son of Alan B. Miller, our Executive Chairman, and former Chief Executive Officer.

Elliot J. Sussman, M.D.
Director Since: 2018 Age: 74	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Audit • Compensation • Nominating and Governance (Chair) • Quality and Compliance (Chair)

Business Experience

Dr. Sussman previously served as Founder and Chairman of The Villages Health from 2012 to 2026, and previously served as President and Chief Executive Officer of Lehigh Valley Hospital and Health Network from 1993 to 2010. He was a member of the Board of Directors of Yale New Haven Health System from 2011 to 2023. Dr. Sussman previously chaired the boards of the Council of Teaching Hospitals and of the Association of American Medical Colleges.

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Universal Health Services, Inc. 2026 Proxy Statement

Proposal No. 1

Directors whose Terms Expire in 2028

Class II Directors

Warren J. Nimetz
Director Since: 2018 Age: 69	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive • Finance

Business Experience

Mr. Nimetz is currently Of Counsel and was a Partner at the law firm of Norton Rose Fulbright US LLP since 1987. We utilized during the year ended December 31, 2025, and currently utilize, the services of Norton Rose Fulbright US LLP as outside counsel.

Maria R. Singer
Director Since: 2020 Age: 52	Class of Stockholders Entitled to Vote: • B Common • D Common	Committee Membership: • Audit • Finance • Nominating and Governance • Quality and Compliance

Business Experience

Ms. Singer is Chief Operating Officer, Corporate Finance at Houlihan Lokey. She previously served as Managing Director and COO of Blackstone Advisory Partners from 2008-2015. She served in various roles at Lehman Brothers, Inc. from 2002-2008, including Senior Vice President, Office of the Chairman and Senior Vice President, Debt Capital Markets.

See the “Corporate Governance” section for additional information about our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THESE NOMINEES AS DIRECTORS.

Vote Required

One Class III director will be elected by the highest number of affirmative votes of the shares of Class A and Class C Common Stock, voting together as a single class, present in person or represented by proxy and entitled to vote, and one Class III director will be elected by the highest number of affirmative votes of the shares of Class B and Class D Common Stock, voting together as a single class, present in person or represented by proxy and entitled to vote. Withheld votes and broker non-votes will not affect the outcome of the election.

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Universal Health Services, Inc. 2026 Proxy Statement

PROPOSAL NO. 2

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

As previously disclosed by us, in 2022 as a result of shareholder feedback, our Compensation Committee of the Board of Directors (the “Compensation Committee”) approved changes to various elements of compensation for our Chief Executive Officer (“CEO”) and certain of our other named executive officers (“NEOs”). In 2022, after reviewing market data prepared by Frederic W. Cook & Co., Inc. ("FW Cook"), our third-party executive compensation consultant, the Compensation Committee determined that the target pay mix for our CEO and certain of our other NEOs could be more closely aligned with the comparable target pay mix at our peer group companies.

Due to the differences between our target pay mix and that of our peer group, in 2022, our Compensation Committee determined that decreases in the weighting of LTI, and accompanying increases in cash incentive pay mix, were warranted for our CEO and certain of our other NEOs. Adjustments to base salaries were also warranted to further align the elements of our executive compensation to the pay mix of our peer group companies. At the time of implementation, there were no significant changes to the target total direct compensation ("TDC") for our CEO and other NEOs since these changes consisted of shifts in the mix of pay, not TDC amounts. In addition, commencing in March, 2022, each NEO began receiving their stock-based compensation as fixed dollar awards rather than awards that were denominated in a fixed number of shares.

Subsequent changes were also implemented in connection with the form of stock-based compensation awards made to our CEO and other NEOs to further align with peer group long-term incentive mix. To that end, commencing in 2024, our CEO and NEOs each received their annual target stock-based compensation awards in the form of time-based restricted stock units ("RSUs") at grant date market value, vesting over a four year period, and in the form of performance-based RSUs earned based upon the achievement of the three-year growth in our adjusted earnings before interest, taxes, depreciation and amortization and the impacts of other income/expense ("Adjusted EBITDA net of NCI"), as compared to a target range of pre-established thresholds. Previously, our CEO and other NEOs received their stock-based compensation awards in the form of stock options and performance-based RSUs. Also commencing in 2024, all other employees began receiving their stock-based compensation as fixed dollar awards rather than awards that were denominated in a fixed number of shares. Such stock-based compensation was awarded in the form of time-based RSUs rather than a blend of stock options and time-based RSUs.

We believe the changes to the elements of compensation for each of our NEOs, as outlined above, continue to preserve significant reliance on at-risk, performance-based compensation for our CEO and other NEOs. In 2025, our CEO and our other NEOs received approximately 70% of target TDC in the form of long-term incentives.

Please see additional disclosure below in Compensation Discussion and Analysis, including disclosure related to certain changes made in connection with the performance-based RSUs awarded in March, 2026.

Pursuant to Section 14A of the Exchange Act and rules of the Securities and Exchange Commission, we are asking you to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers as disclosed in the Compensation Discussion and Analysis below, the compensation tables below, and any related narrative discussion contained in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation paid to our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in

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Universal Health Services, Inc. 2026 Proxy Statement

Proposal No. 2

this Proxy Statement. Accordingly, we are asking the stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement.”

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION CONTAINED IN THIS PROXY STATEMENT.

Vote Required

The affirmative vote of a majority of the votes cast by holders of Class A, B, C and D Common Stock present in person or represented by proxy and entitled to vote on the matter is required for the approval of this proposal.

If you are a stockholder of record and you do not sign and return your Proxy card or vote by telephone or internet, your shares will not be voted at the Annual Meeting. Under the New York Stock Exchange rules, this proposal is not a routine matter and broker non-votes may occur with respect to this proposal. If your shares are held in street name and you do not issue instructions to your broker, your broker or nominee may not vote your shares on these matters without receiving instructions.

Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining the number of votes required to attain a majority of the voting power of the outstanding shares present or represented at the meeting and entitled to vote. An abstention from voting by a stockholder present in person or by proxy at the meeting has no effect on the outcome of the vote because an abstention does not count as a vote cast.

The “say-on-pay” vote is advisory and will not be binding upon the Company, the Board of Directors or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future named executive officer compensation arrangements.

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Universal Health Services, Inc. 2026 Proxy Statement

PROPOSAL NO. 3

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has selected, and as a matter of good corporate governance, is requesting the ratification by the stockholders of the selection of PricewaterhouseCoopers LLP to serve as our independent registered public accountants for the year ending December 31, 2026. PricewaterhouseCoopers LLP has served as our independent registered public accountants since 2007. If a favorable vote is not obtained, the Audit Committee may reconsider the selection of PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may select different independent auditors if it subsequently determines that such a change would be in the best interest of the Company and its stockholders.

PricewaterhouseCoopers LLP representatives will attend the Annual Meeting and respond to questions where appropriate. Such representatives may make a statement at the Annual Meeting should they so desire.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Vote Required

Ratification of the selection of the independent registered public accountants by the stockholders requires that affirmative “FOR” vote of a majority of the votes cast by holders of Class A, Class B, Class C and Class D Common Stock present in person or represented by proxy and entitled to vote on the matter. Unless marked to the contrary, proxies will be voted FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants.

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Universal Health Services, Inc. 2026 Proxy Statement

PROPOSAL NO. 4

STOCKHOLDER PROPOSAL TO REPORT VOTES BASED ON UHS SHAREHOLDER MONEY AT RISK

We have been informed that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA, 90278, the beneficial owner of no fewer than 50 shares of our common stock, intends to introduce the resolution below at the Annual Meeting. The following stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of Mr. Chevedden. In accordance with SEC rules, the proposed stockholder resolution and supporting statement are printed below verbatim from his submission.

The Board of Directors opposes Mr. Chevedden’s proposal for the reasons stated after the proposal.

Stockholder Proposal

Proposal 4 – Report Votes Based on UHS Shareholder Money at Risk

Shareholders request that in addition to the usual way that Universal Health Services reports the annual meeting votes, for instance for the 2025 annual meeting, that UHS report the annual meeting votes results for each item based on the money at risk that the shareholders of UHS have.

This proposal advocates a best practice given that UHS officers and directors have only 16% of the ownership of UHS yet have 91 % of the voting power. Long-term UHS shareholders may have forgotten this detriment to UHS shareholder value.

To improve shareholder value it would be a best practice for UHS to transition to a one-share equals one-vote structure, but until this is accomplished the annual meeting voting results should be presented in 2 formats. Thus the vast majority of UHS shareholders will then be able to see clearly when the votes of the UHS officers and directors are contrary to the votes of the overwhelming majority of UHS shareholders.

Dual-class stocks like UHS tend to create an inferior class of shareholders and hand over power to a select few, who are then allowed to pass the financial risk onto others. With few constraints placed upon them, managers holding super-class stock can spin out of control.

Insiders and senior managers can entrench themselves into the operations of the company, regardless of their abilities and performance. Dual-class structures may allow management to make bad decisions with few consequences.

Until UHS transitions to one-share equals one-vote, it is a best practice for the UHS annual meeting voting results to be reported in 2 formats.

Please vote yes:

Report Votes Based on UHS Shareholder Money at Risk – Proposal 4

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Universal Health Services, Inc. 2026 Proxy Statement

Proposal No. 4

UHS Statement in Opposition to Stockholder Proposal

The Board of Directors recommends that stockholders vote AGAINST this stockholder proposal for the following reasons. The Board of Directors has carefully considered the proposal and, given that the Company’s certificate of incorporation provides that, except with respect to the election of directors and as required by law, all classes vote together as a single class, the Board of Directors believes such disclosure could be misleading and is inappropriate. The Company already provides comprehensive information about our capital structure and security ownership through our existing disclosures. The Board of Directors believes that the requested additional disclosure, which we believe is not commonly provided by other companies, would be unnecessary. We believe this effectively would be the same as requiring the disclosure of how each person votes and has no effect on the outcome under the Company’s certificate of incorporation or Delaware law. For these reasons and those detailed below, this proposal is not in the best interests of the Company or its stockholders.

Detailed disclosure with respect to our capital structure, the voting rights of each class of common stock, and security ownership is provided to our shareholders annually in our proxy statements and in our other filings made with the SEC. As previously disclosed in such filings (and in this Proxy Statement), except with respect to the election of directors and as required by law, all classes vote together as single class with each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds). In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C Common Stock, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. In addition, we provide disclosure regarding the Common Stock ownership of certain of our beneficial owners and management. Because our stockholders already have access to these disclosures, including our capital structure and characteristics of our Common Stock, they are able to make informed assessments of our voting results. As such, we believe the requested disclosure is unnecessary, would add additional burden to our reporting, and would not add significant value to our stockholders. Additionally, the requested disclosure is not commonly provided by other companies with multi-class capital structures regarding voting on matters requiring stockholders of all classes to vote together as a single class, and disclosing the voting results separately for each class of shares based on money at risk would position us as an outlier in the market. Most importantly, such disclosure is irrelevant because, except with respect to the election of directors and as required by law, all classes vote together as single class and the total vote is reported as required. That vote is the only factor relevant to whether a proposal is adopted.

On the basis of the foregoing, the Board of Directors recommends a vote AGAINST the stockholder proposal.

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Universal Health Services, Inc. 2026 Proxy Statement

Proposal No. 4

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE STOCKHOLDER PROPOSAL REGARDING REPORTING VOTES BASED ON UHS SHAREHOLDER MONEY AT RISK DESCRIBED IN PROPOSAL NO. 4.

Required Vote

The affirmative vote of the votes cast by holders of a majority of the Common Stock votes present in person or represented by proxy and entitled to vote on the matter is required for the approval of the stockholder proposal. Abstentions from voting on this proposal will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Broker non-votes will have no effect on the outcome of the vote.

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Universal Health Services, Inc. 2026 Proxy Statement

PROPOSAL NO. 5

STOCKHOLDER PROPOSAL REGARDING PUBLIC DISCLOSURE OF WORKFORCE DIVERSITY

We have been informed that the New York State Common Retirement Fund, 110 State Street, Albany, New York 12236, the beneficial owner of no less than $25,000 in market value of our common stock, intends to introduce the resolution below at the Annual Meeting. The following stockholder proposal will be voted on at the Annual Meeting only if properly presented on behalf of the New York State Common Retirement Fund. In accordance with SEC rules, the proposed stockholder resolution and supporting statement are printed below verbatim from this submission.

The Board of Directors opposes the New York State Common Retirement Fund’s proposal for the reasons stated after the proposal.

Stockholder Proposal

Resolved: Shareholders request that the Board of Directors adopt a policy requiring Universal Health Services, Inc. (Universal Health or the Company) to publicly disclose its workforce diversity, including, at the Board’s discretion, a breakdown of its workforce by race, ethnicity and gender and retention rates of employees by the same categories (Report). As part of such Report, the board, at its discretion, may wish to disclose its Consolidated EEO-1 Report (EEO-1 Report), which it is required to submit annually to the U.S Equal Employment Opportunity Commission. This Report shall be prepared at reasonable cost and omit information that is proprietary, privileged or violative of contractual obligations.

Supporting Statement

As intangible assets increasingly drive corporate value creation, investors seek a better understanding of human capital management strategy and performance. Universal Health employs approximately 86,000 employees in the United States and 13,000 in the United Kingdom. In the past the Company disclosed gender and race/ethnicity statistics for its workforce overall, new hires, and promotions. It is well recognized in the market and by Universal Health that there is a shortage of workers in the healthcare industry in the United States. Attrition in the industry is high and represents a major cost. According to third-party data provider Comparably, the Company is a laggard in retention among similar size companies. Transparency around these critical data points is needed, yet the Company is providing investors with less information than it did before.

The Fund believes that disclosure of this information would help investors assess the implementation of their portfolio companies’ commitments to inclusion. Further, disclosure of the EEO-1 Report would be a cost-effective method of reporting some of this information. A lack of consistent and comparable disclosure of human capital practices makes it difficult for investors to integrate this key factor in their analysis of company risk and value. Virtually all 100 S&P companies and over 400 S&P 500 companies have disclosed their EEO-1 Reports. Likewise in Universal Health’s sector, 81% of companies published their 2023 EEO-1 Reports. Standardized, quantitative, and reliable data will enable investors to assess Universal Health’s workforce management practices versus its peers.

Universal Health is committed to diversity and inclusion, which is associated with employee retention and can provide a competitive advantage. Many investors believe that diverse and inclusive workplaces “encourag[e] varied perspectives that can better anticipate shifts in consumer preferences, reduc[e] costly turnover, and increas[e] productivity and morale,” in addition to other benefits.1 There remains a strong

1 Letter from Investors to SEC Chair (Nov. 18, 2021), https://www.bostontrustwalden.com/wp-content/uploads/2021/11/Investor-Signatory-Letter-to-the-SEC-Requesting-Mandatory-EEO-1-Disclosure_Nov-2021.pdf.

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Universal Health Services, Inc. 2026 Proxy Statement

Proposal No. 5

investor preference for this disclosure so that they may assess performance versus peers. We urge Universal Health to join its peers in disclosing the requested information.

UHS Statement in Opposition to Stockholder Proposal

UHS Is Committed to Providing Equal Employment Opportunities

It is the policy of Universal Health Services to provide equal employment opportunities to all employees, prospective and current. UHS is committed to complying with all federal, state, and local laws and regulations relating to equal employment and non-discrimination matters for all protected classes of employees including race, religion, color, gender, sexual orientation, age, national origin, genetic information, ancestry, disability, pregnancy, marital status, and military status. This policy applies to all employment practices, benefits, training, performance evaluations, company programs and practices, and all other terms, conditions and privileges of employment.

We are committed to the principle of Equal Employment Opportunity ("EEO") for all employees and applicants. As an EEO employer we support, and are fully committed, to recruitment, selection, placement, promotion and compensation of all individuals without regard to race, color, religion, age (40 and over or as otherwise defined by applicable law), sex (including pregnancy, gender identity, and sexual orientation), genetic information (including family medical history), national origin, disability status, protected veteran status or any other characteristic protected by federal, state or local laws.

We value each member of our team and are committed to treating everyone with dignity and respect. Our commitment to diversity, equity, and inclusion includes regularly monitoring employment practices to ensure inclusivity regardless of an employee’s gender, race or ethnicity and championing for inclusive behaviors through leadership example, policies and procedures, training and special events.

Recognition and Awards

Recently, UHS was named to Newsweek’s annual ranking of America’s Greatest Workplaces for Culture, Belonging & Community 2026. This recognition reflects success across multiple performance metrics relevant to women, minorities, and diverse demographic groups. The study combined a large-scale national survey, extensive desk research, and third-party data, evaluating companies with more than 1,000 employees. The survey, conducted between April and October 2025, gathered over 2.7 million company reviews from more than 179,000 employees. Additionally, findings from three prior studies (2022–2024) were incorporated, making this one of the largest independent employee studies in the U.S.

In addition, UHS was named to the 2024 American Opportunity Index as an Employer of Choice. This ranking measures how well America’s largest companies invest in their employees through hiring, pay, promotion, parity, and culture. UHS ranked #1 in Medical Care Facilities and #56 overall.

Employee Engagement and Development

Our independently conducted employee engagement survey by Press Ganey showed continued improvement in 2025, even as industry benchmarks declined by 0.02. Key metrics include:

•
Overall engagement: +0.02
•
Likelihood to recommend UHS as a great place to work: +0.05
•
Intent to stay if offered another job: +0.04
•
Career development opportunities: +0.07

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Universal Health Services, Inc. 2026 Proxy Statement

Proposal No. 5

Retention has also improved, with turnover decreasing by 4% year-over-year. To support career growth, we expanded our in-house “U Learn” curriculum, offering over 60 courses across three structured tracks: Invest in U, Develop U, and Manage U. These programs are designed to foster growth at every career stage and have contributed to the positive outcomes noted above.

These initiatives not only strengthen our workforce but also support sustainable growth and long-term shareholder value.

Objections to Proposal

The shareholder proposal is extremely broad and would have us gather and publicly disclose detailed personal information about our employees. We gather information about our employees, including diversity data, as required by the Equal Employment Opportunity Commission. We do not solicit personal information from our employees that is not required by law.

Moreover, we believe that there are inherent risks and limitations in using the EEO-1 Report as the measure for evaluating our workplace diversity. As an initial matter, the information contained within the EEO-1 Report is a backward-looking singular snapshot in time, and does not accurately describe, measure, or properly contextualize our workplace diversity. Without proper context of the specific information described in the EEO-1 Report, there is a risk that the numbers could be misconstrued and not reflect the very real positive impact to UHS of our employment initiatives, workplace environment, and the overall effectiveness of our corporate strategies and programs. In addition, the information disclosed in the EEO-1 Report is provided voluntarily by our employees and is based on a pre-determined, government form that categorizes our workforce into certain EEOC-mandated job categories that fail to account for company or industry-specific roles. As such, there are risks that the EEO-1 Report may not accurately or effectively describe the diversity within our organization.

Conclusion

Given our firm commitment as an EEO employer, the burden implementing the proposal given our current data collection practices and the inherent limitations of the EEO-1 report data, the Board of Directors unanimously recommends that the stockholders vote “AGAINST” the proposal to disclose workforce diversity information.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE STOCKHOLDER PROPOSAL REGARDING PUBLIC DISCLOSURE OF WORKFORCE DIVERSITY DESCRIBED IN PROPOSAL NO. 5.

Vote Required

The affirmative vote of the votes cast by holders of a majority of the Common Stock votes present in person or represented by proxy and entitled to vote on the matter is required for the approval of the stockholder proposal. Abstentions from voting on this proposal will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Broker non-votes will have no effect on the outcome of the vote.

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Universal Health Services, Inc. 2026 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the 2025 compensation program for our named executive officers. For 2025, our named executive officers were:

Marc D. Miller Chief Executive Officer, President and Director	Alan B. Miller Executive Chairman of the Board and Founder

Steve G. Filton Executive Vice President, Chief Financial Officer and Secretary	Edward H. Sim Executive Vice President, President of Acute Care Division	Matthew J. Peterson Executive Vice President, President of Behavioral Health Division

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Universal Health Services, Inc. 2026 Proxy Statement

Executive Compensation

Our 2025 Performance and Highlights

The table below provides selected financial information for the years ended December 31, 2025 and 2024.

	For the year ended December 31,		Increase
Financial Highlights (amounts in thousands except per share amounts)	2025	2024	Amount	Percentage
Consolidated net revenues	$17,364,829	$15,827,935	$1,536,894	9.7%
Adjusted net income attributable to UHS (a.)	$1,401,082	$1,128,135	$272,947	24.2%
Adjusted net income attributable to UHS, per diluted share (a.)	$21.74	$16.61	$5.13	30.9%

Net revenues - Acute care services, same facility basis	$9,323,647	$8,590,209	$733,438	8.5%
Net revenues - Behavioral health care services, same facility basis	$7,185,336	$6,668,971	$516,365	7.7%

Capital expenditures - Acute care services	$641,978	$652,347	$(10,369)	-1.6%
Capital expenditures - Behavioral health care services	$358,252	$285,671	$72,581	25.4%
Repurchase of common shares pursuant to share repurchase program	$899,275	$598,522	$300,753	50.2%

(a)
Adjusted net income and adjusted net income per diluted share (each being are a non-GAAP financial measure) for 2025 and 2024 were publicly disclosed and reconciled to our reported results for each year on the Schedule of Non-GAAP Supplemental Information, included with our earnings for the years ended December 31, 2025 and 2024, attached as Exhibit 99.1 to our Current Report on Form 8-K furnished with the SEC on February 26, 2026 (which exhibit is not incorporated by reference in, and is not part of, this proxy statement). Annex A contains a reconciliation of these non-GAAP financial measures to financial measurements determined in accordance with GAAP.

The following are a few of the quality and patient care highlights achieved in 2025:

Acute Care Services:

•
The Leapfrog Group is an independent organization which analyzes quality and safety data and published this data to inform consumers about the safety of healthcare. Eighteen of our acute care hospitals evaluated earned an "A" or "B" safety grade from The Leapfrog Group during 2025 Fall and/or Spring ratings. Lakewood Ranch Medical Center was bestowed the Top Teaching Hospital Award for the second consecutive year.
•
South Texas Health System ("STHS") and Texoma Medical Center earned U.S. News and World Report's 2025-2026 Best Regional Hospital and Best Regional Hospital for Community Access badges. This is the fourth consecutive time STHS earned the Best Regional Hospital award. Collectively, sixteen of our acute care hospitals/health systems evaluated earned nearly 60 High Performing awards for procedures/conditions. The George Washington University Hospital was also awarded a High Performing badge for Neurology & Neurosurgery.
•
Centennial Hills Hospital Medical Center, Henderson Hospital, Spring Valley Hospital Medical Center, Southwest Healthcare Rancho Springs Hospital and Summerlin Hospital Medical Center each earned U.S. News and World Report's 2026 High Performing designation for Maternity Care (Uncomplicated Pregnancy); the highest accolade for this category.
•
In 2026, St. Mary's Regional Medical Center earned America’s Best in State Hospitals award from Newsweek and Statista for the third consecutive year.
•
During 2025, our acute care hospitals delivered nearly $3.9 billion in uncompensated care.

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Universal Health Services, Inc. 2026 Proxy Statement

Executive Compensation

Behavioral Health Care Services:

•
The Centers for Medicare and Medicaid Services’ Inpatient Psychiatric Facility Quality Reporting measures compare our behavioral health care facilities to approximately 1,600 providers in the U.S. Our 2025 behavioral health results exceed the national average in 8 out of 11 indicators. These measures are publicly available.
•
In 2025, patients in our behavioral health care facilities rated their satisfaction with their overall care, on average, as 4.4 out of 5 in our patient satisfaction surveys. More than 90% of our patients indicated they felt better following care at one of our facilities; and 89% of our patients indicated that their treatment goals were met.
•
As indicated in our referral source satisfaction survey, 85% of our referral sources consider our behavioral health care facilities as their provider of choice while scoring a 4.3 out of 5 on all questions asked and a 4.4 on overall quality of patient care.
•
In 2020, our behavioral health care facilities began obtaining Net Promoter Scores (“NPS”) as a component of the patient satisfaction survey. NPS is utilized by approximately two-thirds of Fortune 1000 companies to gauge customer loyalty. In 2025, the average aggregate score for our behavioral health care facilities was 45.0 which is considered a high score by industry standards. Our outpatient programs’ NPS score was 63.5 which is considered excellent. Our Patriot Support Programs, which serve active duty military personnel, veterans and their dependents, have an NPS score of 55.5.
•
In 2025, 172 of our behavioral health care facilities and 336,000 patients completed patient reported symptom scales that measure clinical severity. An evidence-based tool is administered at admission and at discharge to determine effectiveness and impact of care provided. 83% of our patients exhibited statistically meaningful improvement following intervention at our behavioral health facilities. Utilizing these tools in addition to patient satisfaction, publicly reported measures and NPS, provides our facilities the opportunity to benchmark, improve and report on the quality of care provided.
•
In 2025,171 students completed their high school requirements while receiving care at one of our behavioral health care facilities.
•
In 2025, our behavioral health care facilities completed a multi-year implementation of Trauma Informed Care principles into their operations. These principles are critically important in understanding the impact of trauma on those seeking care as well as those providing care.

Our Executive Officers

Marc D. Miller – Chief Executive Officer, President and Director: Mr. Marc D. Miller was appointed Chief Executive Officer and President effective January 1, 2021. He has served as President since May, 2009 and prior thereto served as Senior Vice President and co-head of our Acute Care Hospitals since 2007. He was elected a Director in May, 2006 and Vice President in 2005. He has served in various capacities related to our acute care division since 2000. He was elected to the Board of Trustees of Universal Health Realty Income Trust in December, 2008 and previously served as a member of the Board of Directors of Premier, Inc.

Alan B. Miller – Executive Chairman of the Board and Founder: Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer since our inception in 1978 and also served as President from inception until 2009. Prior thereto, he was President, Chairman of the Board and Chief Executive Officer of American Medicorp, Inc. He currently serves as Chairman of the Board, Chief Executive Officer and President of Universal Health Realty Income Trust.

Steve G. Filton – Executive Vice President, Chief Financial Officer and Secretary: Mr. Filton was elected Executive Vice President in 2017 and continues to serve as Chief Financial Officer since his appointment in

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Universal Health Services, Inc. 2026 Proxy Statement

Executive Compensation

2003. He has also served as Secretary since 1999. He had served as Senior Vice President since 2003, as Vice President and Controller since 1991, and as Director of Corporate Accounting since 1985.

Edward H. Sim – Executive Vice President, President of Acute Care Division: Mr. Sim was hired as Executive Vice President, President of our Acute Care Division in December, 2022. Mr. Sim was formerly employed as Chief Operating Officer at Centura Health, since 2017. Prior to joining Centura Health, Mr. Sim served in senior leadership roles of increasing responsibility for 11 years at Baptist Health.

Matthew J. Peterson – Executive Vice President, President of Behavioral Health Division: Mr. Peterson’s employment with us commenced in September, 2019 as Executive Vice President and President of our Behavioral Health Division. He was formerly employed at UnitedHealth Group for 11 years serving in various capacities including Chief Operating Officer for OptumGovernment, a health services and technology company, as well as various other Senior Vice President/Vice President roles. In addition to his civilian business career, Mr. Peterson served in the Air National Guard (“ANG”), U.S. Airforce, and was promoted to Brigadier General prior to his retirement from the ANG in August, 2024.

Compensation Philosophy and Objectives

Our compensation philosophy of strongly aligning pay with performance is grounded in best practices that are regulatory compliant, financially sound and provide long-term value to stockholders. Specifically, we:

•
Review peer group market data on an annual basis;
•
Discuss financial and operational performance rigorously in determining any base salary and incentive decisions;
•
Enforce maximums on incentive payments to limit undue risk;
•
Evaluate our compensation practices on an annual basis;
•
Retain an independent, outside consultant;
•
Do not provide plans generally outside of current market practices, and;
•
Do not offer excessive perquisites to our executives.

In designing our compensation programs for our named executive officers, we follow our belief that compensation should reflect the value created for stockholders while supporting our strategic business goals. In doing so, our compensation programs reflect the following objectives:

•
Compensation should encourage increases in stockholder value;
•
Compensation programs should support our short-term and long-term strategic business goals and objectives;
•
Compensation programs should reflect and promote our core values set forth in our mission statement, which includes commitment to excellence, high ethical standards, teamwork and innovation;
•
Compensation should reward individuals for outstanding performance and contributions toward business goals, and;
•
Compensation programs should enable us to attract, retain and motivate highly qualified professionals.

These objectives govern the decisions that the Compensation Committee of our Board of Directors ("Compensation Committee") and management of the Company make with respect to the amount and type of compensation payable to our named executive officers ("NEOs"). The Compensation Committee believes that linking executive compensation to corporate performance results in a strong alignment of compensation with

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Universal Health Services, Inc. 2026 Proxy Statement

Executive Compensation

corporate business goals and stockholder value. This belief has been adhered to through the use of incentive pay programs that provide competitive compensation for achieving superior performance and creating value for stockholders. Executives are rewarded commensurately for the achievement of specified business goals and performance objectives, which may increase the value of our stock. Our compensation programs are reviewed annually to ensure that these objectives continue to be met.

Compensation Setting Process

We retained the services of a third-party compensation consultant FW Cook to conduct a full comprehensive review of total direct compensation (base, incentive and equity) for our NEOs and market analysis of Board of Director fees and equity award structure. Information was reviewed from two reference points: UHS peer group established and detailed in our proxy statement and a secondary reference of size-adjusted (by revenues) data from the broader general industry. Data for the peer reference were drawn from publicly filed proxies. FW Cook’s advice and analysis were used to make decisions on all direct compensation elements, as discussed above. As discussed in “Director Compensation” below, compensation practices for our Board of Directors were reviewed and compared to current peer and market practices.

With the approval of the Compensation Committee, management engaged FW Cook for compensation-related consulting services, substantially all of which related to the review and analysis of the elements and amounts of compensation for our CEO and other NEOs. FW Cook received no compensation during 2025 from the Company for any non-Compensation Committee requested services. For 2025, the Compensation Committee analyzed whether the work of FW Cook raised any conflicts of interest, taking into consideration all relevant factors, and determined, based on its analysis of all relevant factors, that no conflicts of interest were present.

Elements of Compensation

Our executive compensation is based on six primary components, each of which is intended to serve the overall compensation objectives. These components include:

• Annual Base Salary	• Annual Cash Incentive	• Long-term Incentive Award
• Deferred Compensation	• Retirement Benefits	• Other Benefits, including Perquisites

Compensation Peer Group

• Acadia Healthcare Company, Inc.	• Henry Schein, Inc.
• Brookdale Senior Living, Inc.	• Laboratory Corporation of America Holdings
• Community Health Systems, Inc.	• Molina Healthcare, Inc.
• DaVita, Inc.	• Quest Diagnostics Incorporated
• Encompass Health Corporation	• Select Medical Holdings Corporation
• HCA Healthcare, Inc.	• Tenet Healthcare Corporation

We believe these compensation peer group companies are comparable to us based upon the median revenues of approximately $12.7 billion in 2025, as compared to our 2025 revenues of approximately $17.4 billion.

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Universal Health Services, Inc. 2026 Proxy Statement

Executive Compensation

Annual Base Salary

Our annual base salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, our overall financial performance, the performance of each individual executive and general economic conditions.

In establishing the base salary for our NEOs, various criteria are reviewed including the following:

•
the executive officer’s achievements, performance in his or her position with us, taking into account the tenure of service, the complexity of the position and current job responsibilities;
•
company financial performance, and;
•
salaries of similar positions in our compensation peer group and general industry comparisons.

For our NEOs during 2025, excluding our Executive Chairman, Mr. Alan B. Miller, we targeted their base salary at the median (50th percentile) of the compensation peer group (listed above), along with the median of broader general industry data, to establish our base market rate. We generally consider our base salaries to be competitive if they are approximately within a 15% range of the median market rate. For 2025, Messrs. Marc Miller, Filton, Peterson and Sim’s salaries were within 15% of the data (as assessed relative to our peer and general industry groups). However, actual base salaries are not dictated solely by the median market rate. We also take into account an individual’s expertise, tenure in the position, responsibilities and achievements.

Annual Cash Incentives

Cash incentives for our NEOs are awarded under the Executive Incentive Plan (the "Plan"). The Plan is intended to support our efforts to attract, retain and motivate highly qualified senior management and other executive officers of the Company and its affiliates through the payment of performance-based incentive compensation. Annual incentive compensation may be awarded under the Plan to our NEOs and others as selected by the Compensation Committee for any calendar year. The Compensation Committee believes that the payment of cash incentives to our NEOs under the Plan is consistent with the objectives for our compensation programs by rewarding such officers for the achievement of specified business goals and performance objectives and that may increase the value of our stock.

The amount of an employee’s cash incentive award for a calendar year is based upon the employee’s target cash incentive and the extent to which the performance goal(s) applicable to the employee are achieved. For each calendar year, an employee’s target cash incentive will be equal to a fixed percentage of the employee’s base salary earned during the year.

The Compensation Committee establishes performance goals for the NEOs using such business criteria and other measures of performance discussed herein and the Compensation Committee will establish objective performance goals based upon one or more of the following business criteria:

•
attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits;
•
attainment of certain target levels of, or a specified increase in, earnings per diluted share or adjusted earnings per diluted share, and;
•
attainment of certain target levels of, or a specified increase in, return on capital or return on invested capital.

2025 Annual Cash Incentive Formula and Performance Goals:

On March 19, 2025, the Compensation Committee approved specific bonus formulae for the determination of the target annual incentive compensation for the Company’s NEOs pursuant to the Plan for the year ending

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Universal Health Services, Inc. 2026 Proxy Statement

Executive Compensation

December 31, 2025. Under the formulae approved by the Compensation Committee, each of the Company’s NEOs was assigned a percentage of such executive officer’s 2025 base salary as a target bonus based upon corporate performance criteria. The corporate performance criteria target bonus award indicated below for Mr. Marc D. Miller is stipulated in his employment agreement, as discussed herein.

Mr. Alan B. Miller, who previously served as our Chief Executive Officer and Chairman of the Board of Directors, transitioned to the role of Executive Chairman of the Board of Directors effective January 1, 2021. In connection with his role as Executive Chairman, Mr. Alan B. Miller does not participate in the Plan, however, he may be entitled to bonuses and other compensation (including discretionary annual incentive bonuses) as may be determined by the Compensation Committee.

With respect to:

•
Messrs. Marc D. Miller and Filton – 100% of their annual incentive bonus for 2025 was based upon the corporate performance criteria, as described below.
•
Messrs. Sim and Peterson – their 2025 annual incentive bonus was based upon:
•
25% of their annual salary based upon the achievement of the corporate performance criteria, and;
•
75% of their annual salary based upon the achievement of the divisional income, as described below.

The following table shows each executive officer’s target bonus as a percentage of their base salary for 2025.

Name	Title	Target Incentive Bonus Award as a % of salary

Marc D. Miller	Chief Executive Officer and President	150%

Steve G. Filton	Executive Vice President and Chief Financial Officer	100%

Edward H. Sim	Executive Vice President and President-Acute Care Division	100%

Matthew J. Peterson	Executive Vice President and President-Behavioral Health Division	100%

As part of our peer company compensation review for executive officers as discussed above in Annual Base Salary, we also target the median (50th percentile) market rate from our compensation peer group and the broader general industry data when determining each officer’s target annual incentive. Actual cash incentive awards, however, appropriately vary from this targeted level based upon performance, consistent with our pay for performance philosophy, and are detailed in the Summary Compensation Table in this Proxy Statement. The Compensation Committee believes that the annual incentive opportunities offered to our NEOs are appropriate to facilitate our ability to attract, retain, motivate and reward our named executive officers, and that actual incentive payouts appropriately reflect the Company’s performance.

2025 Annual Cash Incentive:

Corporate Performance Criteria:

On February 26, 2025, we publicly announced our financial results for the year ended December 31, 2024, as well as our operating results forecast for the year ended December 31, 2025. At that time, we publicly announced that our 2025 estimated initial range of adjusted net income attributable to UHS was $18.45 per diluted share to $19.95 per diluted share (with a midpoint of $19.20 per diluted share), representing increases of 11% and 20%, respectively, over our actual adjusted net income attributable to UHS of $16.61 per diluted share for the year ended December 31, 2024.

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Universal Health Services, Inc. 2026 Proxy Statement

Executive Compensation

Based upon our actual operating results experienced during the six months ended June 30, 2025, and the nine months ended September 30, 2025, we publicly disclosed increases to our previously disclosed estimated range of adjusted net income per diluted share attributable to UHS for 2025, as indicated below. However, our annual incentive performance targets were not impacted by these publicly disclosed revisions to our initial estimated range of adjusted net income per diluted share attributable to UHS for 2025.

•
in July, 2025, we increased the lower end of the range to $20.00 per diluted share (from $18.45 per diluted share) and increased the upper end of the range to $21.00 per diluted share (from $19.95 per diluted share).
•
in October, 2025, we increased the lower end of the range to $21.50 per diluted share (from $20.00 per diluted share) and increased the upper end of the range to $22.10 per diluted share (from $21.00 per diluted share).

Consistent with the certain components of the 2025 operating results forecast, as publicly disclosed on February 26, 2025, on March 19, 2025, the Compensation Committee approved specific formulae for determination of annual cash incentive targets, based on corporate performance criteria as reflected below, pursuant to the Plan for the year ended December 31, 2025. In the event that our adjusted net income attributable to UHS and/or the return on capital falls below the minimum end of the target ranges outlined below, no incentive compensation, that is based upon the corporate performance criteria, is earned.

On March 26, 2026, the Compensation Committee determined that, based upon our actual operating results for the year ended December 31, 2025, as publicly disclosed on February 25, 2026, the corporate performance criteria were achieved as indicated below.

During 2025, our adjusted net income attributable to UHS was $21.74 per diluted share, as computed on Annex A. This adjusted net income attributable to UHS per diluted share for 2025 was publicly disclosed and reconciled to our reported 2025 net income per diluted share attributable to UHS of $23.10, as computed on the Schedule of Non-GAAP Supplemental Information included with our financial results for the year ended December 31, 2025. The Return on Capital is calculated by dividing our annual adjusted net income attributable to UHS by the consolidated average net capital.

	Corporate performance criteria
	Target ranges for the			Actual achieved
	year ended 12/31/2025			for the year
	Minimum	Target	Maximum	ended 12/31/2025
Cash incentive award	14%	100%	200%	200%
Adjusted net income attributable to UHS, per diluted share	$17.28	$19.20	$21.12	$21.74
Return on capital	9.9%	11.0%	12.1%	12.1%

The adjusted net income attributable to UHS per diluted share excludes, among potentially other things, if applicable and material and/or nonrecurring or non-operational in nature, the impact of changes in the market value of shares of certain non-marketable and marketable securities, the impact on our provision for income taxes recorded pursuant to "ASU 2016-09", Compensation-Stock Compensation: Improvements to Employee Share-Based Payment Accounting, net of the impact of executive compensation limitations pursuant to IRC section 162(m), impairments of goodwill, long-lived and intangible assets, reserves for various matters including settlements, legal judgments and lawsuits, costs related to extinguishment of debt, gains/losses on sales of assets and businesses and other amounts that may be reflected in the current year financial statements that related to prior periods. The targets ranges were adjusted from prior years to correlate to our initial 2025 forecast of adjusted net income attributable to UHS per diluted share, as publicly disclosed on February 26, 2025.

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Divisional Income Criteria:

The divisional income targets consist of the projected aggregate pre-tax income for our Acute Care Services and our Behavioral Health Care Services (excluding our facilities located in the U.K.), net of certain deductions which consist primarily of a charge for the estimated cost of capital. Although not a common practice, the divisional income targets and/or actual results may be adjusted to include or exclude the impact of items, if applicable and material, that are, among other things, nonrecurring or non-operational in nature.

Consistent with the certain components of the 2025 operating results forecast, as publicly disclosed on February 26, 2025, on March 19, 2025, the Compensation Committee approved specific formulae for determination of annual cash incentive targets as reflected below, based on divisional income targets pursuant to the Plan, for the year ended December 31, 2025. These targets applied to Mr. Sim for Acute Care Services and Mr. Peterson for Behavioral Health Care Services. In the event that the divisional income falls below the minimum end of the target ranges outlined below, no incentive compensation, that is based upon the divisional income criteria, is earned.

On March 26, 2026, the Compensation Committee determined that, based upon our actual operating results for the year ended December 31, 2025, the Acute Care Services and Behavioral Health Care Services divisional income targets were achieved as indicated below.

Acute Care Services:

	(dollar amounts in thousands)
	Acute Care Services divisional income criteria
	Target ranges for the			Actual achieved
	year ended 12/31/2025			for the year
	Minimum	Target	Maximum	ended 12/31/2025
Cash incentive award	14%	100%	200%	200%
Acute Care Services divisional income	$333,740	$370,822	$407,904	$457,310

Behavioral Health Care Services:

	(dollar amounts in thousands)
	Behavioral Health Care Services divisional income criteria
	Target ranges for the			Actual achieved
	year ended 12/31/2025			for the year
	Minimum	Target	Maximum	ended 12/31/2025
Cash incentive award	14%	100%	200%	184%
Behavioral Health Care Services divisional income	$597,215	$663,572	$729,929	$716,367

In determining the corporate performance criteria and divisional income criteria, various factors are considered, including the projected revenue and earnings growth over the prior year. Since the value received by stockholders is measured, in large part, by an increase in stock price, which is in turn typically influenced by increases in revenues and earnings, our performance criteria are established at reasonably aggressive levels to encourage the attainment of our financial objectives which, if accomplished, may result in an increase to our stock price and increased value to stockholders. As mentioned above, the corporate performance criteria are established annually and the target of adjusted net income attributable to UHS per diluted share directly correlates to our initial annual operating results forecast that is typically publicly disclosed by us in February of each year. The divisional income criteria are also established annually and represent each segment’s respective portion of our initial operating results forecast for the applicable year.

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For each of our named executive officers that had approved specific bonus formulae for the determination of annual incentive compensation pursuant to the Plan, the following table sets forth the actual 2025 annual incentive bonuses paid out as well as the pre-established ranges of potential payouts under our non-equity incentive plan.

		2025 Non-Equity Incentive Plan Awards
Name	Title	Actual	Minimum	Target	Maximum

Marc D. Miller	Chief Executive Officer and President	$4,292,307	$300,461	$2,146,154	$4,292,307

Steve G. Filton	Executive Vice President and Chief Financial Officer	$1,706,598	$119,462	$853,299	$1,706,598

Edward H. Sim	Executive Vice President and President-Acute Care	$1,604,048	$112,283	$802,024	$1,604,048

Matthew J. Peterson	Executive Vice President and President-Behavioral Health Care	$1,353,545	$100,796	$719,971	$1,439,942

Mr. Alan B. Miller, our Executive Chairman, receives compensation pursuant to his employment agreement which provided for a base salary of approximately $1.1 million in 2025, and the potential for a discretionary cash bonus, as determined by our Compensation Committee. In March, 2026, a discretionary cash bonus of approximately $1.1 million was approved by our Compensation Committee and paid to Mr. Alan B. Miller for the year ended December 31, 2025.

The performance goals related to the Plan, as outlined above, are generally based upon the achievement of our business plan financial objectives. Performance goals are established at reasonably aggressive levels to encourage and motivate executive performance and attainment of our financial objectives.

For a further description of the cash incentives and other elements of compensation granted to our named executive officers for 2025, 2024 and 2023, please refer to the Summary Compensation Table in this Proxy Statement.

Long-Term Incentives

The Compensation Committee believes that the grant of equity-based, long-term compensation, primarily in the form of time-based restricted stock units and performance-based restricted stock units to our NEOs is appropriate to attract and retain such individuals and to motivate them to enhance stockholder value.

Further, long-term incentive awards reward individuals for their performance and achievement of business goals. The Compensation Committee believes that our best interests will be advanced by enabling our NEOs, who are responsible for our management, growth and success, to receive compensation in the form of long-term incentive awards that may increase in value in conjunction with an increase in the value of our common stock.

As is the case with respect to base salaries, a number of factors are taken into account in calibrating grants of long-term incentive awards, including an individual’s performance in light of his or her position, responsibilities and contribution to our financial performance. In addition, the Compensation Committee takes into account an individual’s potential contribution to our growth and productivity. In determining appropriate long-term incentive grants, there is no other predetermined formula, factors or specified list of criteria that is followed.

For a description of the long-term incentive awards granted to our named executive officers for 2025, please read the Summary Compensation Table and the Grants of Plan-Based Awards Table included in this Proxy Statement.

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Equity Grant Practices and Annual Stock-Based Compensation: The Compensation Committee generally grants annual equity awards on specific dates that are scheduled in advance, which generally coincide with regularly scheduled meetings of the Compensation Committee and the Board of Directors in the first quarter of each year. We do not have any plans to select equity award grant dates for our NEOs in coordination with the release of material non-public information. Typically, equity awards are granted to our NEOs at the same time as equity awards are granted to our other employees. In certain circumstances, such as new hires or promotions, equity awards in the form of RSUs, are granted separately by the Compensation Committee or our CEO and Chief Financial Officer who are duly authorized by the Compensation Committee.

The Compensation Committee awards annual stock-based compensation to our CEO and other NEOs in the form of a mix of time-based RSUs and performance-based RSUs. As discussed below, the performance-based RSUs will be earned based upon the achievement of the three-year growth in our adjusted earnings before interest, taxes, depreciation and amortization and the impacts of other income/expense, as compared to a target range of pre-established thresholds.

The Compensation Committee believes that RSUs and performance-based RSU awards can be effective in achieving our compensation objectives because it provides employees with a strong retention incentive and aligns the value of the award with our stock price performance. The Compensation Committee may provide that restricted stock units/performance-based restricted stock units awards shall earn dividends or dividend equivalents (payable in cash or additional shares, or a combination of cash and shares), however, dividends or dividend equivalents may not be paid with respect to any RSU/performance-based RSU award until vesting requirements are satisfied. Generally, holders of RSUs/performance-based RSUs receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate.

Granting of 2025 Time-Based Restricted Stock Units ("RSUs") and Performance-Based Restricted Stock Units ("PBRSUs"):

Consistent with the practice discussed above, in March of 2025, our CEO and other NEOs each received RSUs and PBRSUs. The PBRSUs granted in 2025 (as well as in 2024 and 2023), which were based upon the closing price of our Class B Common Stock on the date of grant, are earned based upon the achievement of the three-year growth in our adjusted earnings before interest, taxes, depreciation and amortization and the impacts of other income/expense ("Adjusted EBITDA net of NCI"), as compared to a target range of pre-established thresholds.

The pre-established target ranges applicable to the PBRSUs granted to our NEOs during each of the last three years provide for the following:

	Target ranges for PBRSUs
	Minimum	Target	Maximum
Percentage of Target PBRSUs awarded	50%	100%	150%
Target range of Adjusted EBITDA net of NCI	90%	100%	110%

On March 19, 2025, our Compensation Committee awarded the following to our NEOs:

•
Time-based RSUs that are scheduled to vest in four equal installments on the first, second, third and fourth anniversaries of the grant date, and;
•
PBRSUs (awarded at target) that will be earned pursuant to the pre-established target range of Adjusted EBITDA net of NCI, as discussed above.

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The target RSUs and PBRSUs granted to each of our named executive officers on March 19, 2025 were as follows:

	Time-based			Grant date	Grant date
	RSUs	PBRSUs	Total	market price	value
Marc D. Miller	28,077	28,077	56,154	$178.08	$9,999,904
Alan B. Miller	14,213	14,213	28,426	$178.08	$5,062,102
Steve G. Filton	6,879	6,879	13,758	$178.08	$2,450,025
Edward H. Sim	6,431	6,431	12,862	$178.08	$2,290,465
Matthew J. Peterson	5,651	5,651	11,302	$178.08	$2,012,660

In determining the number of RSUs and PBRSUs to award to our NEOs, the Compensation Committee reviewed the compensation data and competitive performance data prepared for 2025 by our third-party compensation consultant (FW Cook). The Compensation Committee also considered individual performance in light of an NEO's position, responsibilities and contribution to our financial performance as well as his potential contribution to our growth and productivity.

Vesting of PBRSUs Granted in 2023 ("2023 PBRSUs):

The pre-established 3-year target range of Adjusted EBITDA net of NCI applicable to the 2023 PBRSUs (granted in March, 2023), and our actual Adjusted EBITDA net of NCI for the year ended December 31, 2025, were as follows:

	Target range for 2023 PBRSUs			Actual
	Minimum	Target	Maximum	achieved
Percentage of Target PBRSUs awarded	50%	100%	150%	150%
Adjusted EBITDA net of NCI, as percentage of target	90%	100%	110%	147%
2025 Adjusted EBITDA net of NCI (in thousands)(b.)	$1,583,866	$1,759,851	$1,935,836	$2,590,372

In connection with the 2023 PBRSUs, on March 12, 2026, our Compensation Committee determined that, based upon our 2025 actual operating results, 110% (the maximum) of the target Adjusted EBITDA net of NCI had been exceeded and therefore 150% of the target 2023 PBRSUs were earned and vested for each eligible NEO as follows:

	Target	Percentage	Actual 2023
	2023 PBRSUs	of target	PBRSUs earned
	awarded	achieved	and vested
Marc D. Miller	42,024	150%	63,036
Alan B. Miller	22,099	150%	33,149
Steve G. Filton	10,696	150%	16,044
Edward H. Sim	10,000	150%	15,000
Matthew J. Peterson	8,787	150%	13,181

(b) Our actual Adjusted EBITDA net of NCI for the year ended December 31, 2025 of $2.590 billion was publicly disclosed and reconciled to our reported 2025 net income attributable to UHS (of $1.489 billion) on the Schedule of Non-GAAP Supplemental Information, included with our earnings for the years ended December 31, 2025 and 2024, attached as Exhibit 99.1 to our Current Report on Form 8-K furnished with the SEC on February 26, 2026 (which exhibit is not incorporated by reference in, and is not part of, this proxy statement. Annex B contains the reconciliation of this non-GAAP financial measure to the financial measurement determined in accordance with GAAP.

Changes in 2026 PBRSUs:

In March 2026, based on information presented by FW Cook, the Compensation Committee decided that, commencing with the grants made on March 26, 2026, the number of PBRSUs earned will be based on the average performance over the three-year measurement period, rather than the performance being measured in the third year of the three-year measurement period. In addition, in order to more closely align with the practice

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of our peer group companies, the payout for achievement of minimum performance (Adjusted EBITDA net of NCI of 90% of target) will remain unchanged at 50% of target, while the payout for achievement of maximum performance (Adjusted EBITDA net of NCI of 110% or greater of target) will increase to 200% of target, from 150% of target previously. No payout will be provided for performance that falls below minimum performance level (90% of target).

2020 Stock Incentive Plan:

The 2020 Omnibus Stock and Incentive Plan (“2020 Stock Incentive Plan”) provides for the issuance of restricted stock, RSUs, PBRSUs, stock appreciation rights, incentive stock options and non-qualified stock options to purchase shares of our Class B Common Stock, including awards of performance-based stock options with premium exercise prices. The 2020 Stock Incentive Plan is intended to provide a flexible vehicle through which we may offer equity-based compensation incentives to our named executive officers and other eligible personnel in support of our compensation objectives. On January 17, 2024, the Board of Directors adopted an amendment of the amended and restated 2020 Omnibus Stock and Incentive Plan, which was approved by our stockholders at our 2024 Annual Meeting, which among other things increased the number of our Class B Common Stock that may be issued under the 2020 Stock Incentive Plan by 6.0 million (to 18.1 million shares from 12.1 million shares).

Subject to the provisions of the 2020 Stock Incentive Plan, the Compensation Committee has the responsibility and full power and authority to select the persons to whom awards will be made, to prescribe the terms and conditions of each award and make amendments thereto, to construe, interpret and apply the provisions of the Stock Incentive Plan and of any agreement or other instrument evidencing an award and to make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Stock Incentive Plan.

Restricted Stock Units and Restricted Stock: The 2020 Stock Incentive Plan provides for the grant of restricted units or shares of our Class B Common Stock to eligible personnel for a purchase price equal to par value. Restricted units or shares of our Class B Common Stock can be granted under the 2020 Incentive Plan to our employees or consultants. Generally, our RSU awards vest ratably over four years and our PBRSUs, if the minimum pre-established threshold of Adjusted EBITDA net of NCI is achieved, cliff vest approximately three years from the date of grant. RSUs and PBRSUs awarded under the 2020 Stock Incentive Plan were granted by the Compensation Committee on specific dates that were scheduled in advance, which generally coincided with regularly scheduled meetings of the Compensation Committee and the Board of Directors. There is no separate policy with respect to the timing of RSU and PBRSU awards to our NEOs. RSU and PBRSU awards were granted to our NEOs at the same time as RSU awards were granted to our other employees. In certain circumstances, such as new hires or promotions, RSU awards were granted separately by the Compensation Committee or our Chief Executive Officer and Chief Financial Officer who are duly authorized by the Compensation Committee.

Vesting conditions on units or shares issued under the 2020 Incentive Plan may consist of continuing employment for a specified period of time following the purchase date. Alternatively, or in addition, vesting may be tied to the satisfaction of specific performance objectives established by the Compensation Committee based upon any one or more of the business criteria used in determining the bonuses for our named executive officers, as mentioned above. We have the right to repurchase the shares for the same purchase price (par value) if specified vesting conditions are not met.

Stock Options: There were no stock option awards issued during 2025 under the 2020 Stock Incentive Plan. Option awards under the 2020 Stock Incentive Plan, which ceased in 2024, were granted by the Compensation Committee on specific dates that were scheduled in advance, which generally coincided with regularly scheduled meetings of the Compensation Committee and the Board of Directors. There was no separate policy with respect

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to the timing of option awards to our NEOs. Option awards were granted to our NEOs at the same time as option awards were granted to our other employees. Stock options have such vesting and other terms and conditions as the Compensation Committee, acting in its discretion, may determine. Generally, grants of stock options vest in equal amounts over four years, are scheduled to expire on the fifth anniversary of the date of grant and, unless otherwise determined, employees must be employed by us for such options to vest. The exercise price per share of Class B Common Stock covered by an option shall be any price determined by the Compensation Committee, but may not be less than 100% of the fair market value of the underlying Class B Common Stock on the date of grant (other than in the case of substitute awards as defined in the plan). The exercise price of incentive stock options shall not be less than 110% of the fair market value on the date of grant if the optionee owns, directly or indirectly, stock possessing more than 10% of the voting power of all classes of our stock. For purposes of the 2020 Stock Incentive Plan, unless otherwise determined by the Compensation Committee, the fair market value of a share of Class B Common Stock as of any given date is the closing sale price per share reported on a consolidated basis for securities listed on the principal stock exchange or market on which the Class B Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that day, then on the next day on which a sale was reported.

Deferred Compensation

Our Deferred Compensation Plan, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides that eligible employees may elect to defer a portion of their base salary and bonus award into deferred compensation accounts that accrue earnings based upon the selection of available investment options. Under the Deferred Compensation Plan, an employee is deemed eligible if their base compensation for 2025 was $160,000 or higher and they are performing duties in a qualified position.

The base compensation threshold is adjusted from time-to-time for cost-of-living increases. Pursuant to the terms of the Deferred Compensation Plan, the minimum annual amount that can be deferred is 1% of an employee’s base salary. No more than 50% of an employee’s base salary or 95% of an employee’s annual bonus may be deferred under the Deferred Compensation Plan in any calendar year. Employees may allocate a portion of their deferred compensation to be distributed in a lump sum or installments to begin at retirement or a scheduled distribution date. The available investment options consist of certain mutual funds which include: (i) conservative (e.g. money markets or bonds); (ii) moderately conservative (e.g. balanced funds), and; (iii) aggressive (e.g. domestic and international equity).

Our obligation to make payments of amounts credited to participants’ deferred compensation accounts is a general unsecured obligation. In addition, under the Deferred Compensation Plan, we may make discretionary contributions on behalf of an eligible employee. Since inception of the Deferred Compensation Plan, we have not made any discretionary contributions on behalf of employees. One of our named executive officers deferred a portion of his base salary and/or bonus paid during 2025 to the Deferred Compensation Plan. The Compensation Committee believes that, by offering an alternative savings vehicle for our named executive officers, the Deferred Compensation Plan supports our objectives to attract, retain and motivate talented personnel.

For a further description of the Deferred Compensation Plan, please refer to the Nonqualified Deferred Compensation table and the narrative discussion included in this Proxy Statement.

Retirement Benefits

Our retirement benefits consist of our Executive Retirement Income Plan, Supplemental Executive Retirement Income Plan and a 401(k) plan. These plans are designed in combination to provide an appropriate level of replacement income upon retirement. The Compensation Committee believes that these retirement benefits

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provide a balanced and competitive retirement program and support our objectives to attract, retain and motivate talented personnel.

Supplemental Executive Retirement Income Plan (“SERIP”).

In July 2018, the Board of Directors adopted the SERIP. Pursuant to the terms of this plan, a select group of management or other highly compensated employees may be designated as plan participants. Our SERIP, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides eligible employees with annual employer contributions which are entirely at the Company’s discretion. Generally, each annual contribution vests on the earlier of: (i) the 5th anniversary of the date of funding to the participant’s account, or; (ii) the participant attaining the qualified age of retirement (either age 62 or 65, as stipulated in the SERIP). The SERIP also provides for discretionary alternative vesting schedules for certain supplemental discretionary contributions made on an individual basis. Upon attaining the plan’s qualified age of retirement, distributions are paid in 10 annual installments to the participant upon retirement. Distributions due to events other than retirement are paid in a lump sum. Our obligation to fund payments to participants’ accounts pursuant to the SERIP is a general unsecured obligation. Four of our NEOs are participants in the SERIP.

In 2018, upon commencement of the SERIP, certain participants of the Executive Retirement Income Plan (“ERIP”), who had not yet approached their qualified age of retirement, were given the option to remain in the ERIP or convert their participation into the SERIP. ERIP participants that elected to convert to the SERIP have been provided with an unfunded, lump sum conversion balance that was credited to the participant’s SERIP account. The unfunded ERIP conversion balances transferred to the SERIP, which were computed based upon the participant’s 2017 salary and will remain permanently unchanged after conversion, are payable over 60 monthly installments, if the participant attains their qualified age of retirement, as previously stipulated in the ERIP. If the participant does not attain their qualified age of retirement, the ERIP conversion balance is forfeited unless the Board of Directors, in its full discretion, determines otherwise. For ERIP participants who elected to convert to the SERIP, their participation in the ERIP was terminated upon conversion and no future benefits will be earned pursuant to the ERIP. SERIP participants who converted from the ERIP are entitled to future benefits pursuant to the terms of the SERIP.

Executive Retirement Income Plan (“ERIP”).

In October 1993, the Board of Directors adopted the ERIP, which was subsequently closed to new participants effective January 1, 2015. Pursuant to the terms of the ERIP, certain management or other highly compensated employees, who had been previously designated as plan participants by our Board of Directors prior to December 31, 2014, and who had completed at least 10 years of active employment with us, may receive retirement income benefits.

Subject to certain conditions, the monthly benefit is payable to a participant who retires after he or she reaches age 62 (applicable to participants added to the ERIP before 2008) or age 65 (applicable to participants added to the ERIP after January 1, 2008). The benefit is equal to 3% of the employee’s average monthly base salary over the three years preceding retirement multiplied by the number of qualified years (not to exceed 10) of the participant’s employment with us. Payment of the benefit will be made in 60 monthly installments following the participant’s retirement date. If a participant’s employment with us is terminated prior to their qualified age of retirement, no ERIP benefits will be payable unless the Board of Directors, in its full discretion, determines otherwise. In 2018, certain participants were transferred to the SERIP and were provided with an unfunded, lump sum conversion balance pursuant to the SERIP, as discussed above. Approximately four employees, including one of our named executive officers, remain as active participants in the ERIP.

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For a further description of the SERIP and ERIP, please refer to the Pension Benefits included in this Proxy Statement.

401(k) Plan.

We maintain a 401(k) plan for all employees, including our named executive officers, as an additional source of retirement income. Pursuant to the 401(k) plan, in 2025, we made matching contributions (subject to highly compensated employee limits set by the Internal Revenue Code) to the 401(k) plan of approximately $88 million. All of the named executive officers participated in the 401(k) plan in 2025. Accordingly, we made matching contributions equal to $10,500 to the 401(k) plan for each of the participating named executives.

Benefits

Our named executive officers are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability plans, all of which the Compensation Committee believes are commensurate with plans of other similarly situated public companies in the hospital management industry.

Company Aircraft. We have a partial ownership interest in a fixed wing aircraft that is available for business purpose use by members of our management team, including our named executive officers, and for personal use by Messrs. Marc Miller and Alan Miller. In certain circumstances, when the aircraft is utilized for personal purposes by either individual and/or their family members, the incremental costs incurred, including the regular hourly charges, variable fuel charges and associated fees and taxes, are directly reimbursed to us by Messrs. Marc Miller and/or Alan Miller and therefore no imputed amounts are included in the Summary Compensation Table.

Automobile. In 2024, we purchased a new vehicle utilized by Mr. Marc D. Miller, and simultaneously, his previous auto allowance was discontinued. Included in the Summary Compensation Table in “All other compensation” are the amounts related to his personal use of the vehicle purchased by us during 2024 and his previous auto allowance.

During 2023, we purchased a new vehicle utilized by Mr. Alan B. Miller, which replaced a similar vehicle purchased by us in 2019. Included in the Summary Compensation Table in “All other compensation” are the amounts related to his personal use of the vehicles.

Reimbursement of Relocation Expenses. In the normal course of business, in an effort to satisfy our staffing needs with high-quality personnel and/or support the career development of an employee by enabling them to assume a position of broader scope and complexity, we may need to place an executive in a position in a geographic location which differs from that in which the individual resides. The relocation benefits for our executives are patterned on standard industry practices and are competitive in design. The provisions for relocation benefits are the same for several of the top layers of management and consistently administered. Included in the relocation benefits are reimbursements or direct payment to vendors for expenses that include items like a short duration house hunting trip, movement of household goods and personal items, short duration of interim living expenses and certain closing costs for the sale and purchase of a house. Relocation reimbursement that is taxable to the individual is typically grossed-up to cover the resulting incremental income tax expense.

Other Perquisites. From time to time, we make tickets to cultural and sporting events available to our employees, including our named executive officers, for business purposes. If not utilized for business purposes, the tickets are made available to our employees, including our named executive officers, for personal use.

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Split-Dollar Life Insurance Agreements. In December 2010, our Board of Directors approved the Company’s entering into supplemental life insurance plans and agreements on the lives of our Executive Chairman and his wife. As a result of these agreements, as amended in October 2016, based on actuarial tables and other assumptions, during the life expectancies of the insureds, we would pay approximately $28 million in premiums, and certain trusts owned by our Executive Chairman, would pay approximately $9 million in premiums. Based on the projected premiums mentioned above, and assuming the policies remain in effect until the death of the insureds, we will be entitled to receive death benefit proceeds of no less than approximately $37 million representing the $28 million of aggregate premiums paid by us as well as the $9 million of aggregate premiums paid by the trusts. In connection with these policies, we paid approximately $1.0 million, net, in premium payments during each of 2025 and 2024.

The Compensation Committee has determined to offer the above-described fringe benefits and perquisites in order to attract and retain our named executive officers by offering compensation opportunities that are competitive. In determining the total compensation payable to our named executive officers, for a given fiscal year, the Compensation Committee considers such fringe benefits and perquisites. However, with the exception of the above-mentioned split dollar life insurance agreements related to Mr. Alan B. Miller, given the fact that such other fringe benefits and perquisites, which are available to our named executive officers, represent a relatively insignificant portion of their total compensation, they do not materially influence the decisions made by the Compensation Committee with respect to other elements of each individual’s total compensation. For a further description of the fringe benefits and perquisites received by our named executive officers during 2025, please refer to the All Other Compensation table included in this Proxy Statement.

Rewards/Compensation Risk Analysis: As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. The review found that there were no excessive risks encouraged by the Company’s reward programs and the rewards programs do not produce payments that have a material impact on the financial performance of the organization. Approximately 900 employees (including the named executive officers) of our approximate 65,000 full-time employees in the U.S. and U.K. (comprising approximately 1.4% of our full-time employees) have incentive plans that entitle those individuals to larger bonus awards if profitability increases. However, although the plans are based on profitability, the bonus awards for these employees are capped at specific award levels (typically at 125% or less of base salary). Therefore, should our profitability increase, even by significant amounts, we do not believe the additional aggregate bonus awards would have a material unfavorable impact on our future results of operations.

Policy on Hedging Transactions: The Company has a policy that prohibits employees and directors from engaging in any hedging transaction that would result in lack of exposure to the full risks of stock ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls or other derivative instruments related to our common stock or debt.

Clawbacks: In October, 2023, the Company adopted a clawback policy to align with listing rules adopted by NYSE as required by the SEC. The policy applies to all executive officers (as defined under the applicable rules) and requires the Company to seek to recoup certain incentive-based compensation, whether cash or equity-based, from current or former officers and in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws.

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Executive Compensation

Summary

The foregoing discussion describes the compensation objectives and policies that were utilized with respect to our NEOs during 2025. In the future, as the Compensation Committee continues to review each element of the executive compensation program with respect to our NEOs, the objectives of our executive compensation program, as well as the methods that the Compensation Committee utilizes to determine both the types and amounts of compensation to award to our NEOs, may change.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management; and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Eileen C. McDonnell (Chairperson)

Elliot J. Sussman, M.D.

Nina Chen-Langenmayr

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is composed of Eileen C. McDonnell, Elliot J. Sussman, M.D. and Nina Chen-Langenmayr. All the members of the Compensation Committee are independent directors and no member has ever been one of our officers or employees or had a relationship with us that required disclosure.

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Universal Health Services, Inc. 2026 Proxy Statement

SUMMARY COMPENSATION TABLE

The following table sets forth certain compensation information for our Chief Executive Officer, our Chief Financial Officer and the other most highly compensated executive officers for services rendered to UHS and its subsidiaries during the past three fiscal years. We refer to these officers collectively as our named executive officers (“NEOs”):

Name and Principal Position	Year	Salary ($)	Bonus ($)		Grant Date Fair Value Stock Awards(1.) ($)	Grant Date Fair Value Option Awards(2.) ($)	Non-Equity Incentive Plan Compensation(3.) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4.) ($)	All Other Compensation(7.) ($)	Total ($)

Marc D. Miller,	2025	$1,430,769	$—		$9,999,904	$—	$4,292,307	$84,369	$341,588	$16,148,937
Chief Executive Officer	2024	1,406,154	—		9,255,605	—	4,218,462	81,123	60,492	15,021,836
and President	2023	1,352,052	—		4,944,124	4,944,434	3,042,117	78,003	47,207	14,407,937

Alan B. Miller,	2025	$1,073,077	$1,073,077	(5.)	$5,062,102	$—	$—	$—	$864,939	$8,073,195
Executive Chairman	2024	1,081,642	1,081,642	(5.)	4,867,232	—	—	—	901,430	7,931,946
	2023	1,040,040	1,040,040	(5.)	2,599,947	2,600,138	—	—	1,089,566	8,369,731

Steve G. Filton,	2025	$853,299	$—		$2,450,025	$—	$1,706,598	$51,586	$47,187	$5,108,695
Executive Vice President and	2024	859,766	—		2,355,795	—	1,719,532	49,602	17,438	5,002,133
Chief Financial Officer	2023	826,698	—		1,258,384	1,258,472	1,240,047	47,194	19,362	4,650,157

Edward H. Sim,	2025	$802,024	$—		$2,290,465	$—	$1,604,048	$48,416	$20,036	$4,764,989
Executive Vice President and	2024	806,935	—		2,202,502	—	1,613,870	46,502	18,638	4,688,447
President, Acute Care (6.)	2023	775,030	550,000	(6.)	1,176,500	2,578,358	372,014	—	17,235	5,469,137

Matthew J. Peterson,	2025	$719,971	$—		$2,012,660	$—	$1,353,545	$43,526	$46,735	$4,176,437
Executive Vice President and	2024	725,428	—		1,935,324	—	1,450,856	41,852	20,521	4,173,981
President, Behavioral Health	2023	697,527	—		1,033,791	1,033,818	1,224,160	40,015	20,293	4,049,604

(1)
In March, 2025, and March, 2024, our CEO and other NEOs each received their annual target stock-based compensation awards in the form of performance-based RSUs and time-based RSUs. The March, 2025 values represent 100% of the target, with a grant date value of $178.08 per unit. The March, 2024 values represent 100% of the target, with a grant date value of $180.77 per unit. The performance-based RSUs for our CEO and other NEOs will be based upon achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expenses and net income attributable to noncontrolling interests. The time-based RSUs granted to our CEO and other NEOs are scheduled to vest in four equal installments on the first, second, third and fourth anniversaries of the grant date.
(2)
In March, 2023, our CEO and other NEOs with the exception of Mr. Edward H. Sim, each received 50% of their annual target stock-based compensation awards in the form of options to purchase shares of our Class B Common Stock at the grant date market value. Amounts in 2023 represent the aggregate fair value of options granted at the market price on the date of grant (grant date fair value of $41.47). In connection with Mr. Sim’s commencement of employment in December, 2022, he was awarded options to purchase shares of our Class B Common Stock in January, 2023, at the grant date market value. Mr. Sim’s amount in 2023 represents the aggregate fair value of options granted on the market price on the date of grant (grant date fair value of $51.57). Options granted during 2023 were awarded pursuant to our 2020 Omnibus Stock and Incentive Plan. There were no options granted to our CEO and other NEOs during 2024 or 2025, as discussed above in Equity Grant Practices and Annual Stock-Based Compensation. For the assumptions used for the fair value valuations, please refer to Note 5—Common Stock, to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(3)
Reflects the dollar value of annual bonuses earned during each of the last three years pursuant to the terms of our Executive Incentive Plan. In March, 2026 (for 2025) our Compensation Committee approved annual cash incentive bonuses pursuant to the Executive Incentive Plan. For 2025 as a percentage of each individual’s annual base salary, the bonus amounts earned were as follows: Marc D. Miller 300%; Steve G. Filton 200%; Edward H. Sim 200%, and; Matthew J. Peterson 188%. In March, 2025 (for 2024) our Compensation Committee approved annual cash incentive bonuses pursuant to the Executive Incentive Plan. For 2024 as a percentage of each individual’s annual base salary, the bonus amounts earned were as follows: Marc D. Miller 300%; Steve G. Filton 200%; Edward H. Sim 200%, and; Matthew J. Peterson 200%. In March, 2024 (for 2023) our Compensation Committee approved annual cash incentive bonuses pursuant to the Executive Incentive Plan. For 2023 as a percentage of each individual’s annual base salary,

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Universal Health Services, Inc. 2026 Proxy Statement

Summary Compensation Table

the bonus amounts earned were as follows: Marc D. Miller 225%; Steve G. Filton 150%; Edward H. Sim 48%, and; Matthew J. Peterson 176%. Mr. Alan B. Miller was not eligible for annual incentive bonuses during each of the last three years pursuant to the Executive Incentive Plan, however, in March, 2026, March, 2025 and March, 2024, our Board of Directors awarded Mr. Alan B. Miller discretionary bonuses of approximately $1.07 million ( for 2025), $1.08 million (for 2024) and $1.04 million (for 2023), respectively.
(4)
These amounts represent the aggregate change in pension value for each named executive in 2025, 2024 and 2023 pursuant to the Executive Retirement Income Plan or the Supplemental Executive Retirement Income Plan, as disclosed herein. Edward H. Sim was hired in December of 2022 and was not eligible for the Plan in 2022 or 2023. These amounts are considered service costs. The amounts in this column do not reflect compensation deferrals pursuant to our Nonqualified Deferred Compensation Plan since there are no contributions or benefits provided by us in connection with the plan.
(5)
Consists of discretionary bonuses awarded to Mr. Alan B. Miller for 2025, 2024 and 2023, as discussed in (3) above.
(6)
A $550,000 cash bonus was paid to Mr. Sim in 2023 as a sign-on bonus in connection with commencement of employment which began in December, 2022.
(7)
Components of All Other Compensation are as follows:

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Universal Health Services, Inc. 2026 Proxy Statement

ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)(1.)	Tax Reimbursements ($)	Insurance Premiums ($)(2.)	Company Contributions to Retirement and 401(k) Plans ($)	Dividends Paid on Vested Stock	Total ($)

Marc D. Miller	2025	$202,050	$—	$5,478	$10,500	$123,560	$341,588

	2024	44,664	—	5,478	10,350	—	60,492

	2023	31,641	—	5,666	9,900	—	47,207

Alan B. Miller	2025	$101,103	$—	$688,360	$10,500	$64,976	$864,939

	2024	119,284	—	771,796	10,350	—	901,430

	2023	189,757	—	889,909	9,900	—	1,089,566

Steve G. Filton	2025	$—	$—	$5,238	$10,500	$31,449	$47,187

	2024	—	—	7,088	10,350	—	17,438

	2023	—	—	9,462	9,900	—	19,362

Edward H. Sim	2025	$1,065	$—	$7,388	$10,500	$1,083	$20,036

	2024	900	—	7,388	10,350	—	18,638

	2023	900	—	6,435	9,900	—	17,235

Matthew J. Peterson	2025	$3,501	$—	$6,899	$10,500	$25,835	$46,735

	2024	3,272	—	6,899	10,350	—	20,521

	2023	3,306	—	7,087	9,900	—	20,293

(1)
2025:

Amounts for Mr. Marc Miller consists of the following: (i) $27,310 for payment of country club dues and expenses; (ii) $41,539 for the lease value, fuel and maintenance charges incurred in connection with his company-owned vehicle; (iii) $129,952 for the use of a private plane for personal purposes; (iv) $753 for cell phone bill reimbursement, and; (v) $2,496 for sporting event tickets paid for by us.

Amounts for Mr. Alan Miller consists of the following: (i) $50,000 for professional tax services; (ii) $2,379 for accounting services; (iii) $3,475 for maintenance on personal residence, and (iv) $45,249 for the lease value, fuel and maintenance charges incurred in connection with his company-owned vehicle.

Amounts for Mr. Edward H. Sim consists of the following: (i) $911 for cell phone stipend, and (ii) $154 for sporting event tickets paid for by us.

Amounts for Mr. Matthew J. Peterson consists of the following: (i) $911 for cell phone stipend; (ii) $1,389 related to the Employee Stock Purchase Plan discount, and; (iii) $1,201 for sporting event tickets paid for by us.

2024:

Amounts for Mr. Marc Miller consists of the following: (i) $18,205 for payment of country club dues and expenses; (ii) $7,468 auto allowance for part of the year and $17,274 for the lease value incurred in connection with his company-owned vehicle for part of the year, and; (iii) $1,717 for sporting event tickets paid for by us.

Amounts for Mr. Alan Miller consists of the following: (i) $50,000 for professional tax services; (ii) $3,039 for accounting services; (iii) $3,392 for maintenance on personal residence; (iv) $45,541 for the lease value, fuel and maintenance charges incurred in connection with his company-owned vehicle, and; (v) $17,312 of country club dues and related expenses.

Amount for Mr. Edward H. Sim consists of $900 for cell phone stipend.

Amounts for Mr. Matthew J. Peterson consists of the following: (i) $900 for cell phone stipend; (ii) $1,333 related to the Employee Stock Purchase Plan discount, and; (iii) $1,039 for sporting event tickets paid for by us.

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Universal Health Services, Inc. 2026 Proxy Statement

All Other Compensation Table

2023:

Amounts for Mr. Marc Miller consists of the following: (i) $14,574 for payment of country club dues and expenses; (ii) $13,250 auto allowance, and; (iii) $3,817 for sporting event tickets paid for by us.

Amounts for Mr. Alan Miller consists of the following: (i) $50,000 for professional tax services; (ii) $3,489 for accounting services; (iii) $3,770 for maintenance on personal residence; (iv) $32,046 for the lease value, fuel and maintenance charges incurred in connection with his company-owned vehicle, and; (v) $100,452 of country club dues and related expenses.

Amount for Mr. Edward H. Sim consists of $900 for cell phone stipend.

Amounts for Mr. Matthew J. Peterson consists of the following: (i) $900 for cell phone stipend; (ii) $1,334 related to the Employee Stock Purchase Plan discount, and; (iii) $1,072 for sporting event tickets paid for by us.

(2)
Amounts for Messrs. Marc. D. Miller, Steve G. Filton, Edward H. Sim and Matthew J. Peterson consist of premiums paid in connection with long term disability coverage.

Amounts for Mr. Alan B. Miller consist of: (i) $679,040 in 2025, $762,476 in 2024 and $880,401 in 2023 of premium payments made in connection with split-dollar-life insurance agreements, as discussed in Split Dollar Life Insurance Agreement, included herein, and; (ii) $9,320 in 2025, $9,320 in 2024 and $9,508 in 2023 of premiums paid in connection with long term disability coverage.

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Universal Health Services, Inc. 2026 Proxy Statement

GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding plan-based awards granted during fiscal year 2025 to our named executive officers who were employed on the grant date of March 19, 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1.)			Estimated Future Payouts Under Equity Incentive Plan Awards(3.)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option	Grant Date Fair Value of Maximum Stock and Option	Closing Price on Grant
Name	Approval/ Grant Date	Threshold ($)(2.)	Target ($)(2.)	Maximum ($)(2.)	Threshold (#)(4.)	Target (#)(4.)	Maximum (#)(4.)	Units(5.) (#)	Options(6.) (#)	Awards ($ /Sh)	Awards(7.) ($)	Awards(8.) ($)	Date ($ / Sh)

Marc D. Miller	3/19/2025	$300,461	$2,146,154	$4,292,307				28,077	—	—	$4,999,952	$4,999,952	$178.08

	3/19/2025				14,039	28,077	42,116				$4,999,952	$7,500,017	$178.08

Alan B. Miller	3/19/2025	$—	$—	$—				14,213			$2,531,051	$2,531,051	$178.08

	3/19/2025				7,107	14,213	21,320	—	—	—	$2,531,051	$3,796,666	$178.08

Steve G. Filton	3/19/2025	$119,462	$853,299	$1,706,598				6,879			$1,225,012	$1,225,012	$178.08

	3/19/2025				3,440	6,879	10,319		—	—	$1,225,012	$1,837,608	$178.08

Edward H. Sim	3/19/2025	$112,283	$802,024	$1,604,047				6,431			$1,145,232	$1,145,232	$178.08

	3/19/2025				3,216	6,431	9,647	—	—	—	$1,145,232	$1,717,938	$178.08

Matthew J. Peterson	3/19/2025	$100,796	$719,971	$1,439,942				5,651			$1,006,330	$1,006,330	$178.08

	3/19/2025				2,826	5,651	8,477	—	—	—	$1,006,330	$1,509,584	$178.08

(1)
Pursuant to the 2022 Executive Incentive Plan and the formula approved by the Compensation Committee, in 2025 each named executive officer other than Mr. Alan B. Miller was entitled to receive between 0% and 200% of that executive officer’s target bonus based, either entirely or in part, on our achievement of certain corporate and divisional performance criteria. As discussed in the Compensation Discussion and Analysis, with respect to Messrs. Marc D. Miller and Steve G. Filton, 100% of their 2025 annual incentive bonus was determined using certain corporate performance criteria, and with respect to each of Messrs. Sim and Peterson, their 2025 annual incentive bonus was determined utilizing: (i) 25% of their annual salary based upon the achievement of certain corporate performance criteria, and; (ii) 75% of their annual salary based upon the achievement of certain divisional income targets.
(2)
Estimates calculated based upon 2025 salaries.
(3)
On March 19, 2025, the Compensation Committee awarded time-based RSUs and performance-based RSUs to each of our executive officers pursuant to the 2020 Omnibus Stock and Incentive Plan. The time-based RSUs are scheduled to vest in four equal installments on the first, second, third and fourth anniversaries of the grant date. Pursuant to the formula approved by the Compensation Committee, each named executive officer was entitled to receive between 50% and 150% of that executive officer’s target stock-based compensation in the form of performance-based restricted stock units. The performance-based RSUs are earned based upon achievement of the three-year growth in our adjusted earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expenses, as compared to a target range of pre-established thresholds.
(4)
Performance-based RSUs issued on March 19, 2025 were issued under our 2020 Omnibus Stock and Incentive Plan. In 2025, our CEO and other NEOs, each received 100% of their annual target stock-based compensation awards in the form of performance-based RSUs (50% of awards) and time-based restricted stock units (50% of awards).
(5)
Time-based restricted stock units issued under the Company’s 2020 Omnibus Stock and Incentive Plan.
(6)
There were no stock option awards issued during 2025 to our CEO and other NEOs.
(7)
Represents the aggregate grant date fair value for the performance-based RSUs (at target) and time-based RSUs, based upon the closing market price on the date of grant.
(8)
Represents the aggregate maximum value for the performance-based RSUs (assuming the maximum award is achieved), and the aggregate grant date fair value of the time-based RSUs, granted on March 19, 2025.

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Universal Health Services, Inc. 2026 Proxy Statement

Marc D. Miller’s Employment Agreement as Chief Executive Officer

Mr. Marc D. Miller was appointed Chief Executive Officer (“CEO”) and President effective January 1, 2021. He has served as President since May, 2009 and prior thereto served as Senior Vice President and co-head of our Acute Care Hospitals since 2007.

Certain elements of Mr. Marc D. Miller’s compensation for 2025 were determined by the terms of his employment agreement that was entered into on December 23, 2020, as amended on March 23, 2022. On March 19, 2025, the employment agreement was terminated and replaced with an agreement with UHS of Delaware, a wholly owned subsidiary of the Company and, the employer of record for the Company’s management employees. The obligations of UHS of Delaware under such agreement, other than as set forth herein, are substantially the same as the terminated employment agreement, and are guaranteed by the Company. On December 30, 2025, UHS of Delaware entered into an amended and restated employment agreement with Marc D. Miller pursuant to the terms of which Mr. Marc D. Miller will serve as CEO of the Company with a term scheduled to end on January 1, 2029, subject, however, to earlier termination, and subject further to automatic renewal for additional one-year periods unless either party elects otherwise.

Pursuant to the terms of the employment agreement, as amended and restated, Marc Miller’s salary as our CEO will be $1,575,000 for 2026 which is a 5.0% increase over his 2025 base salary. Mr. Marc D. Miller is also entitled to an annual bonus opportunity target equal to 150% of his salary. The amount of the annual bonus for any year may be more or less than the target amount and will be determined by the Board of Directors in accordance with pre-established performance measures. Additionally, Mr. Marc D. Miller may also be paid during the term of his employment agreement, bonuses and other compensation as may from time to time be determined by the Board of Directors.

Mr. Marc D. Miller participates in benefit plans and programs that are made available to other employees and will be eligible to receive annual awards under the Company’s long-term incentive plan(s) (“LTIP”) as in effect from time to time, which will be subject to conditions as are consistent with terms and conditions applicable to LTIP awards made to other senior executives of the Company, subject to certain acceleration rights upon a qualifying termination of employment as set forth in his employment agreement.

Mr. Marc D. Miller receives certain executive perquisites, including, but not limited to, payment of certain automobile costs, sporting and cultural event tickets, and use of a private plane for personal purposes, which in certain circumstances, are subject to reimbursement by Mr. Marc D. Miller of the incremental costs incurred at market rates, and such other fringe benefits as the Compensation Committee of our Board of Directors may determine (as discussed in the Compensation Discussion and Analysis).

For a further description of the employment agreement, please refer to the Potential Payments Upon Termination or Change-in-Control section below. For a further description of the compensation setting process with respect to Mr. Marc D. Miller, please refer to the Compensation Discussion and Analysis section above. For a further description of Mr. Marc D. Miller’s benefits under the Company’s Supplemental Executive Retirement Income Plan, please refer to the Pension Benefits section below.

Alan B. Miller’s Employment Agreement as Executive Chairman

Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer since our inception in 1978 and also served as President from inception until 2009.

Certain elements of Mr. Alan B. Miller’s compensation for 2025 were determined by the terms of his employment agreement that was entered into on December 23, 2020, with an effective date of January 1, 2021. On March 19, 2025, the employment agreement was terminated and replaced with an agreement with UHS of Delaware, a wholly owned subsidiary of the Company and, the employer of record for the Company’s management

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Universal Health Services, Inc. 2026 Proxy Statement

Employment Agreements

employees. The obligations of UHS of Delaware under such agreement, other than as set forth herein, are substantially the same as the terminated employment agreement, and are guaranteed by the Company. Pursuant to the terms of the employment agreement, Alan B. Miller will serve as Executive Chairman with a term scheduled to end on January 1, 2027, subject, however, to earlier termination, and subject further to automatic renewal for additional one year periods unless either party elects otherwise.

Mr. Alan B. Miller’s salary as our Executive Chairman will be $1,164,375 for 2026 which is a 3.5% increase over his 2025 base salary. Additionally, Mr. Alan Miller may also be entitled to bonuses and other compensation as may from time to time be determined by the Board of Directors. Mr. Alan B. Miller will also be eligible to receive annual awards under the Company’s LTIP as in effect from time to time, which will be subject to conditions as are consistent with terms and conditions applicable to LTIP awards made to other senior executives of the Company, subject to certain acceleration rights upon a qualifying termination of employment as set forth in his employment agreement.

Mr. Alan B. Miller participates in benefit plans and programs that are made available to other employees and he receives certain executive perquisites, including, but not limited to, split dollar life insurance benefits, payment of certain automobile costs, payment of country club dues, tax and accounting services, use of a private plane for personal purposes for up to 60 hours per year, subject to reimbursement by Mr. Alan B. Miller of the incremental costs incurred at market rates, and such other fringe benefits as the Compensation Committee of our Board of Directors may determine (as discussed in the Compensation Discussion and Analysis).

For a further description of the employment agreement, please refer to the Potential Payments Upon Termination or Change-in-Control section below. For a further description of the compensation setting process with respect to Mr. Alan B. Miller, please refer to the Compensation Discussion and Analysis section above. For a further description of Mr. Alan B. Miller’s benefits under the Company’s Executive Retirement Income Plan, please refer to the Pension Benefits section below.

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Universal Health Services, Inc. 2026 Proxy Statement

OUTSTANDING EQUITY AWARDS AT

DECEMBER 31, 2025

The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2025.

	Option Awards (1.)					Stock Awards (2.)
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	(#)	($)		(#)	($)	(#)		($) (4.)

Marc D. Miller						17,066	$3,720,729	63,036	(5.)	$13,743,109
						28,077	6,121,348	28,446		6,201,797
						—	—	28,077		6,121,348
	50,000	—	—	$138.80	03/16/2026	—	—	—		—
	50,425	—	—	$152.68	03/16/2026	—	—	—		—
	78,001	26,000	—	$143.81	03/22/2027	—	—	—		—
	59,612	59,611	—	$117.65	03/14/2028	—	—	—		—
Alan B. Miller						8,974	$1,956,511	33,149	(5.)	$7,227,036
						14,213	3,098,718	14,959		3,261,361
						—	—	14,213		3,098,718
	62,500	—	—	$138.80	03/16/2026	—	—	—		—
	70,212	—	—	$152.68	03/16/2026	—	—	—		—
	41,018	13,673	—	$143.81	03/22/2027	—	—	—		—
	31,348	31,348	—	$117.65	03/14/2028	—	—	—		—
Steve G. Filton						4,344	$947,079	16,044	(5.)	$3,497,913
						6,879	1,499,760	7,240		1,578,465
						—	—	6,879		1,499,760
	39,200	—	—	$138.80	03/16/2026	—	—	—		—
	44,037	—	—	$152.68	03/16/2026	—	—	—		—
	19,853	6,618	—	$143.81	03/22/2027	—	—	—		—
	15,173	15,172	—	$117.65	03/14/2028	—	—	—		—
Edward H. Sim (3.)						4,061	$885,379	15,000	(5.)	$3,270,300
						6,431	1,402,087	6,769		1,475,777
						—	—	6,431		1,402,087
	25,000	25,000	—	$145.65	01/17/2028	—	—	—		—
Matthew J. Peterson						3,568	$777,895	13,181	(5.)	$2,873,613
						5,651	1,232,031	5,948		1,296,783
						—	—	5,651		1,232,031
	5,436	5,436	—	$143.81	03/22/2027	—	—	—		—
	6,232	12,464	—	$117.65	03/14/2028	—	—	—		—

1.
Stock option awards. All stock options are scheduled to vest ratably on the first, second, third and fourth anniversary dates from the date of grant.

The applicable grant dates for the options indicated above are set forth below:

•
On March 17, 2021, stock options were granted with an exercise price of $138.80.
•
On March 17, 2021, premium stock options were granted with a 10% premium exercise price of $152.68.
•
On March 23, 2022, stock options were granted with an exercise price of $143.81.
•
On January 18, 2023, stock options were granted with an exercise price of $145.65
•
On March 15, 2023, stock options were granted with an exercise price of $117.65.
2.
Performance-Based Restricted Stock Units. On March 21, 2024 and March 19, 2025, 100% of the annual target stock-based compensation awards for our CEO and other NEOs, were issued in the form of performance-based RSUs and time-based RSUs. The performance-based RSUs are earned based upon achievement of the three-year growth in our adjusted earnings before interest, taxes, depreciation and

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Universal Health Services, Inc. 2026 Proxy Statement

Outstanding Equity Awards at December 31, 2025

amortization, and the impacts of other income/expenses, as compared to a target range of pre-established thresholds. The time-based RSUs are scheduled to vest in four equal installments on the first, second, third and fourth anniversaries of the grant date.
3.
Mr. Sim was hired by the Company in December, 2022. In connection with the commencement of his employment, Mr. Sim was awarded 50,000 stock options in January, 2023, with an exercise price of $145.65, that are scheduled to vest ratably over four years and expire in five years.
4.
Based on the closing sale price of the Class B Common Stock on the New York Stock Exchange on December 31, 2025 of $218.02 per share.
5.
Amounts reflect the vesting of the 2023 PBRSUs at 150% of the target awards, as discussed herein.

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Universal Health Services, Inc. 2026 Proxy Statement

OPTION EXERCISES AND STOCK VESTED

The following table provides information about stock option exercises by, and the vesting of stock for, our named executive officers during fiscal year 2025:

	Option Awards		Stock Awards (1.)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Marc D. Miller	219,220	$18,746,576	55,276	$9,278,314

Alan B. Miller	562,313	$52,799,962	29,068	$4,879,193

Steve G. Filton	—	$—	14,069	$2,361,542

Edward H. Sim	—	$—	1,354	$241,960

Matthew J. Peterson	17,890	$1,413,427	11,558	$1,940,065

(1)
Amounts reflected include: (i) the March, 2025 vesting of performance-based RSUs granted in March, 2022 (2022 PBRSUs) on which the performance period ended December 31, 2024, and; (ii) time-based RSUs granted in March, 2024, 25% of which vested in March, 2025. In March, 2025, our Compensation Committee determined that 112% of the target Adjusted EBITDA applicable to the 2022 PBRSUs had been achieved and therefore 150% of the target 2022 PBRSUs were earned and vested.

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Universal Health Services, Inc. 2026 Proxy Statement

PENSION BENEFITS

Executive Retirement Income Plan

In 1993, the Board of Directors adopted the Executive Retirement Income Plan (“ERIP”), which was subsequently closed to new participants effective January 1, 2015. Pursuant to the terms of the ERIP, certain management or other highly compensated employees, who had been previously designated as plan participants by our Board of Directors prior to December 31, 2014, and who had completed at least 10 years of active employment with us, were eligible to receive retirement income benefits.

Subject to certain conditions, the monthly ERIP benefit is payable to a participant who retires after he or she reaches age 62 (applicable to participants added to the plan before 2008) or age 65 (applicable to participants added to the plan after January 1, 2008). The benefit is equal to 3% of the employee’s average monthly base salary over the three years preceding retirement multiplied by the number of qualified years (not to exceed 10) of the participant’s employment with us.

Upon attaining the qualified age of retirement as stipulated in the plan, subject to certain conditions, payment of ERIP benefits are made to participants in 60 monthly installments following their retirement date. In certain circumstances, the participant may elect to receive the present value of the payments in one lump sum or receive payments over a period of 10 years.

In 2018, upon commencement of the Supplemental Executive Retirement Income Plan (“SERIP”), as discussed below, certain participants of the ERIP, who had not yet approached their qualified age of retirement, were given the option to remain in the ERIP or convert their participation into the SERIP. Please see Supplemental Executive Retirement Income Plan below for additional disclosure related to participants who elected to convert from the ERIP to the SERIP.

Mr. Alan B. Miller remains a participant in the ERIP. Mr. Alan B. Miller’s aggregate benefit payable under the ERIP (for the 60 months in which the participant receives benefits), assuming retirement as of December 31, 2025, amounted to approximately $2.3 million. Pursuant to Alan B. Miller’s employment contract with UHS of Delaware dated March 19, 2025, for purposes of the ERIP, the monthly compensation for the three years preceding retirement shall be deemed to be the average monthly compensation for the three years ended immediately prior to January 1, 2021. As discussed below, Marc D. Miller and Steve G. Filton converted their ERIP participation into the SERIP. Edward H. Sim and Matthew J. Peterson were not previously an ERIP participants.

The following tables provide information about pension benefits pursuant to our ERIP for our named executive officer, as described below.

Name	Number of Years Credited Service (#)	Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Alan B. Miller	47	$2,270,794	0

Supplemental Executive Retirement Income Plan

In July, 2018, the Board of Directors adopted the Supplemental Executive Retirement Income Plan (“SERIP”). Pursuant to the terms of the SERIP, a select group of management or other highly compensated employees may be designated as plan participants. Our SERIP, which is subject to the applicable provisions of Internal

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Universal Health Services, Inc. 2026 Proxy Statement

Pension Benefits

Revenue Code Section 409A, provides eligible employees with annual employer contributions which are entirely at the Company’s discretion. Generally, each annual contribution vests on the earlier of: (i) the 5th anniversary of the date of funding to the participant’s account, or; (ii) the participant attaining the qualified age of retirement (either age 62 or age 65, as stipulated in the SERIP). The SERIP also provides for discretionary alternative vesting schedules for certain supplemental discretionary contributions made on an individual basis. Upon attaining the SERIP’s qualified age of retirement, distributions are paid in 10 annual installments to the participant upon the participants retirement. Distributions due to events other than retirement are paid in a lump sum. Our obligation to make payments of amounts credited to participants’ accounts is a general unsecured obligation.

As discussed above, a select group of employees who were previously participants in the ERIP and elected to convert to the SERIP, have been provided with an unfunded, lump sum conversion balance that was credited to the participant’s SERIP account. The unfunded ERIP conversion balances transferred to the SERIP, which were computed based upon the participant’s 2017 salary and will remain permanently unchanged after conversion, are payable over 60 monthly installments, if the participant attains their qualified age of retirement, as previously stipulated in the ERIP. If the participant does not attain their qualified age of retirement, the ERIP conversion balance is forfeited unless the Board of Directors, in its full discretion, determined otherwise. For ERIP participants who elected to convert to the SERIP, their participation in the ERIP was terminated upon conversion and no future benefits will be earned pursuant to the ERIP. SERIP participants who converted from the ERIP are entitled to future benefits pursuant to the terms of the SERIP.

Marc D. Miller and Steve G. Filton elected to convert their ERIP participation into the SERIP. As a result of their elections, their unfunded ERIP conversion balances, which are reflected below and were computed based upon their 2017 salaries, will remain permanently unchanged. As of December 31, 2025, Mr. Marc Miller’s ERIP conversion balance was unvested while Mr. Filton’s ERIP conversion balance was fully vested. Mr. Sim and Mr. Peterson participate in the SERIP and were not previously ERIP participants.

The following table provides information about pension benefits pursuant to our SERIP for our named executive officers as described below.

	SERIP Beginning Balance 1/1/2025	Company SERIP Contributions in Last Fiscal Year	SERIP Gains in Last Fiscal Year	SERIP Distributions	SERIP Balance at Last Fiscal Year-End ($)		ERIP Conversion Balance to	Aggregate Balance at Last Fiscal Year-End
Name	($)	($) (1.)	($)	($)	Vested	Unvested	SERIP	($)

Marc D. Miller	$531,592	$84,369	$104,412	$—	$142,141	$578,232	$1,136,438	$1,856,811

Steve G. Filton	$342,251	$51,586	$45,435	$—	$439,272	$—	$919,340	$1,358,612

Edward H. Sim	$46,089	$48,416	$11,355	$—	$—	$105,861	$—	$105,861

Matthew J. Peterson	$191,119	$43,526	$38,277	$—	$10,247	$262,676	$—	$272,922

(1)
Amounts represent discretionary contributions made by the Company during 2025 to the SERIP accounts and are considered service costs.

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Universal Health Services, Inc. 2026 Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION Plan

Our Deferred Compensation Plan, which is subject to the applicable provisions of Internal Revenue Code Section 409A provides that eligible employees may elect to defer a portion of their base salary and bonus award into investment options in lieu of receiving cash. Under the Deferred Compensation Plan, an employee is deemed eligible if their base compensation for 2025 was $160,000 or higher and they are performing duties in a qualified position. The base compensation threshold is adjusted annually for cost-of-living increases.

Pursuant to the terms of the Deferred Compensation Plan, the minimum annual amount that can be deferred is 1% of an employee’s base salary. No more than 50% of an employee’s base salary or 95% of an employee’s annual bonus may be deferred under the Deferred Compensation Plan in any calendar year. Employees may allocate a portion of their deferred compensation to be distributed in a lump sum or installments to begin at retirement or a scheduled distribution date. The available investment options consist of certain mutual funds which include: (i) conservative (e.g. money markets or bonds); (ii) moderately conservative (e.g. balanced funds), and; (iii) aggressive (e.g. domestic and international equity). Our obligation to make payments of amounts credited to participants’ deferred compensation accounts is a general unsecured obligation. In addition, under the Deferred Compensation Plan, we may make discretionary contributions on behalf of an eligible employee. Since inception of the Deferred Compensation Plan, we have not made any discretionary contributions on behalf of employees.

Our obligations under the Deferred Compensation Plan in connection with an employee’s retirement account are payable, beginning at retirement at age 55 and 10 years of service for deferrals made prior to January 1, 2016, and age 55 and 5 years of service for deferrals made on or after January 1, 2016, in equal installments over a ten year period; except that an employee may make a distribution election to receive the balance of the participant’s retirement account in either a single lump sum or equal annual or less frequent installments over a period not to exceed ten years. For deferrals made on or after January 1, 2016, an employee may elect to defer the retirement distribution to begin one year following retirement. An employee or designated beneficiary will receive a lump sum as a result of death, disability, or termination, other than for retirement. An employee may change his distribution elections by making new distribution elections at least 12 months prior to the date on which such payment was otherwise scheduled to be made and must be delayed until a date that is at least five years after the date the distribution was previously scheduled to begin.

Our obligations under the Deferred Compensation Plan in connection with an employee’s scheduled distribution are payable in a lump sum or installments of two to ten years, commencing on the date indicated by the employee. If the employee’s employment is terminated prior to the distribution of obligations in accordance with a scheduled distribution then the amounts credited to such accounts will be transferred to the employee’s retirement account and distributed in accordance with the employee’s distribution election for that account.

If an employee experiences a financial hardship that is the result of an “unforeseeable emergency,” as defined under the Deferred Compensation Plan, he or she may apply to the administrator of the Deferred Compensation Plan for an emergency withdrawal against his or her accounts. Such an emergency withdrawal may be allowed at the discretion of the administrator, in which case the employee’s account will be reduced accordingly.

The following table provides information about our Deferred Compensation Plan for our named executive officers.

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Universal Health Services, Inc. 2026 Proxy Statement

Nonqualified Deferred Compensation Plan

Name	Executive Contributions in Last Fiscal Year ($) (1.)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Marc D. Miller	$—	$—	$58,945	$—	$448,669
Alan B. Miller	$—	$—	$600,613	$—	$4,723,625
Steve G. Filton	$—	$—	$—	$—	$—
Edward H. Sim	$—	$—	$—	$—	$—
Matthew J. Peterson	$905,421	$—	$506,355	$—	$3,478,685

(1)
Amount included in Salary and Non-Equity Incentive Plan Compensation in the Summary Compensation Table.

Split-Dollar Life Insurance Agreements:

See Split-Dollar Life Insurance Agreements as included above in this Proxy Statement.

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Universal Health Services, Inc. 2026 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Potential Payments Upon Termination

Marc D. Miller Employment Agreement:

On December 30, 2025, a wholly-owned subsidiary of ours entered into an amended and restated employment agreement (“MDM Amended Employment Agreement”). The MDM Amended Employment Agreement provides for the employment of Mr. Marc Miller as Chief Executive Officer (“CEO”) for an initial term ending on January 1, 2029, subject to earlier termination in accordance with its terms, and subject to automatic annual renewal for additional one-year periods unless either party elects to terminate Mr. Marc Miller’s employment at the end of the initial term or at the end of the renewal term by giving one year’s advance written notice of such termination. At all times during the term of employment, Mr. Marc Miller shall be nominated to serve as a member of the Board of Directors. This MDM Amended Employment Agreement is substantially the same (other than the extension of the initial term) as, and supersedes, Marc D. Miller’s previous employment agreement dated as March 19, 2025.

In general, Mr. Marc Miller’s long-term stock-based incentives awards granted during or before employment as CEO will become fully vested upon termination of his employment as CEO at the time such employment ends, other than by us for “cause” or voluntarily by Mr. Marc Miller before or at the end of the applicable term (under circumstances not involving a breach of the MDM Amended Employment Agreement by us).

If Mr. Marc Miller’s employment is terminated for “cause”, as defined in the MDM Amended Employment Agreement, he will be entitled to any benefits payable to or earned by Mr. Marc Miller with respect to any period of his employment or other service prior to the date of such discharge. If Mr. Marc Miller’s employment is terminated due to his disability, Mr. Marc Miller shall be paid a pro rata portion of the annual bonus which would otherwise have been payable for the year in which his employment terminates, plus an amount equal to one-half of Mr. Marc Miller’s base salary, payable in twelve equal monthly installments.

If Mr. Marc Miller’s employment or service terminates due to his death, Mr. Marc Miller’s beneficiary shall receive any salary and reimbursements that would otherwise have been payable to Mr. Marc Miller as of the date of his death, in addition to a pro rata portion of the annual bonus which would otherwise have been payable for the year of his death. Mr. Marc Miller’s beneficiary shall also receive any life insurance benefits under insurance policies maintained on Mr. Marc Miller’s life by us and for which Mr. Marc Miller had the right to designate the beneficiary.

If Mr. Marc Miller terminates his employment or other service under the MDM Amended Employment Agreement because of a material change in the duties of his office or any other breach by us of our obligations, or in the event of the termination of Mr. Marc Miller’s employment by us without cause or otherwise in breach of the MDM Amended Employment Agreement, subject to the terms of the MDM Amended Employment Agreement, Mr. Marc Miller will generally continue to receive, for the remainder of his employment term, all of the cash compensation, long-term equity incentive compensation and other benefits as if his employment or service had not terminated, and the vesting of his long-term incentive plan awards will accelerate. We may condition Mr. Marc Miller’s right to receive any severance benefits on his execution of a general release in favor of us.

The following table provides quantitative disclosure of the estimated payments that would be made to Mr. Marc Miller under his employment agreement as of December 31, 2025, the last business day of our fiscal 2025:

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Universal Health Services, Inc. 2026 Proxy Statement

Potential Payments Upon Termination or Change-in-Control

	Cash Severance Payment ($)		Perquisites/ Benefits ($)		Vesting Acceleration of Previously Granted Stock Based Awards ($) (d.)	Long Term Incentive Plan Awards ($) (e.)	Total Termination Benefits ($)

Marc D. Miller

Termination by Us for “Cause”	$—		$—		$—	$—	$—

Termination Due to Mr. Marc Miller’s Disability	$1,968,750	(a.)	$—		$7,912,616	$35,908,330	$45,789,696

Termination Due to Mr. Marc Miller’s Death	$—		$—		$7,912,616	$35,908,330	$43,820,946

Termination by Mr. Marc Miller for “Breach by the Company” or Termination by the Company Without Cause	$12,170,419	(b.)	$515,078	(c.)	$7,912,616	$35,908,330	$56,506,443

(a)
Based upon 50% of the targeted 2026 non-equity incentive plan bonus award and 50% (6 months) of Mr. Marc Miller’s 2026 base salary.
(b)
Assumes (i) continuation of all cash compensation through 2028 (automatic annual renewal termination date); (ii) annual base salary increase of 3.0% through 2028, and; (iii) an annual bonus award equal to 150% of his estimated base salary through 2028, which assumes the achievement of the bonus opportunity target.
(c)
Assumes (i) continuation of all entitled perquisites through 2028; (ii) continuation of insurance premiums in connection with long-term disability, our 401(k) match and other charges, all of which were based upon the actual 2025 amounts, and, (iii) continuation of SERIP plan contributions.
(d)
Represents the intrinsic value of the accelerated stock options based upon the closing price per share of the Class B Common Stock on the NYSE on December 31, 2025 of $218.02 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.
(e)
Represents the intrinsic value of the accelerated performance based restricted stock units and time based restricted stock units based upon the closing price per share of the Class B Common Stock on the NYSE on December 31, 2025 of $218.02 per share. Amounts reflected assume vesting of the 2023 PBRSUs at 150% of the target award. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

Alan B. Miller Employment Agreement:

On March 19, 2025 our management subsidiary entered into a new employment agreement with Alan B. Miller guaranteed by the Company (“New Employment Agreement”), pursuant to which Mr. Alan Miller’s continuing service with the Company shall be on the terms and conditions that are substantially the same as in the Alan B. Miller’s previous amended and restated employment agreement with the Company dated as of January 1, 2021. The New Employment Agreement supersedes the January 1, 2021 employment agreement. The New Employment Agreement became effective on March 19, 2025 and contemplates that Mr. Alan Miller will be employed as Executive Chairman of the Board of Directors of the Company and provides for automatic annual renewals unless either party elects otherwise at least one year in advance.

In general, Mr. Alan Miller’s long-term stock-based incentives awards granted during or before employment as Executive Chairman will become fully vested upon termination of his employment as Executive Chairman at the time such employment ends, other than by us for “cause” or voluntarily by Mr. Alan Miller before or at the end of the applicable term (under circumstances not involving a breach of the New Employment Agreement by us).

If Mr. Alan Miller’s employment is terminated for “cause”, as defined in the New Employment Agreement, he will be entitled to any benefits payable to or earned by Mr. Alan Miller with respect to any period of his employment or other service prior to the date of such discharge.

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Universal Health Services, Inc. 2026 Proxy Statement

Potential Payments Upon Termination or Change-in-Control

If Mr. Alan Miller’s employment is terminated due to his disability, Mr. Alan Miller shall be paid an amount equal to one-half of Mr. Alan Miller’s base salary, payable in twelve equal monthly installments. Additionally, Mr. Alan Miller would be entitled to the accelerated vesting of his unvested long-term stock-based incentive awards granted during or before employment as Executive Chairman.

If Mr. Alan Miller’s employment or service terminates due to his death, Mr. Alan Miller’s beneficiary shall receive any salary and reimbursements that would otherwise have been payable to Mr. Alan Miller as of the date of his death in addition to any life insurance benefits under insurance policies maintained on Mr. Alan Miller’s life by us and for which Mr. Alan Miller had the right to designate the beneficiary.

If Mr. Alan Miller terminates his employment or other service under the New Employment Agreement because of a material change in the duties of his office or any other breach by us of our obligations, or in the event of the termination of Mr. Alan Miller’s employment by us without cause or otherwise in breach of the New Employment Agreement, subject to the terms of the New Employment Agreement, Mr. Alan Miller will generally continue to receive for the remainder of the employment term all of the cash compensation, long-term equity incentive compensation and other benefits as if his employment or service had not terminated, and the vesting of his long-term incentive plan awards will accelerate. We may condition Mr. Alan Miller’s right to receive any severance benefits on his execution of a general release in favor of us.

The following table provides quantitative disclosure of the estimated payments that would be made to Mr. Alan Miller under his New Employment Agreement as of December 31, 2025 if it had been in effect on that date, the last business day of our fiscal 2025:

	Cash Severance Payment ($)		Perquisites/ Benefits ($)		Vesting Acceleration of Previously Granted Stock Based Awards ($) (d.)	Long Term Incentive Plan Awards ($) (e.)	Total Termination Benefits ($)

Alan B. Miller

Termination by Us for “Cause”	$—		$—		$—	$—	$—

Termination Due to Mr. Alan Miller’s Disability	$582,188	(a.)	$—		$4,161,072	$18,642,345	$23,385,605

Termination Due to Mr. Alan Miller’s Death	$—		$—		$4,161,072	$18,642,345	$22,803,417

Termination by Mr. Alan Miller for “Breach by the Company” or Termination by the Company Without Cause	$2,363,681	(b.)	$1,168,658	(c.)	$4,161,072	$18,642,345	$26,335,756

(a)
Based upon 50% (6 months) of Mr. Alan Miller’s 2026 base salary.
(b)
Assumes continuation of all cash compensation through 2027 (automatic annual renewal termination date).
(c)
Assumes (i) continuation of all entitled perquisites through 2027; (ii) continuation of insurance premiums in connection with long-term disability, our 401(k) match and other charges, all of which were based upon the actual 2025 amounts. Additionally, assumes premiums due in connection with split-dollar life insurance agreements through 2027. Please see the Summary Compensation and the All Other Compensation table included herein.
(d)
Represents the intrinsic value of the accelerated stock options based upon the closing price per share of the Class B Common Stock on the NYSE on December 31, 2025 of $218.02 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.
(e)
Represents the intrinsic value of the accelerated performance based restricted stock units as well as time-based restricted stock units based upon the closing price per share of the Class B Common Stock on the NYSE on December 31, 2025 of $218.02 per share. Amounts reflected assume vesting of the 2023 PBRSUs at 150% of the target award. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

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Universal Health Services, Inc. 2026 Proxy Statement

Potential Payments Upon Termination or Change-in-Control

Other Executive Officers

In addition, in the event of an involuntary termination of their respective employment by the Company without cause, Messrs. Peterson and Sim are each entitled to receive salary continuation for 12 months. Messrs. Peterson and Sim are also entitled to reimbursement of a portion of their COBRA premium for 12 months. Assuming such an involuntary termination of their respective employment had occurred as of December 31, 2025, Messrs. Peterson and Sim would be entitled to receive aggregate cash severance payments of $759,283 and $845,816, respectively, and Messrs. Peterson and Sim would have been entitled to the reimbursement of a portion of their COBRA premium aggregating to $23,578 and $25,254, respectively.

Potential Payments upon a Change of Control

Pursuant to our 2020 Omnibus Stock and Incentive Plan, (as of December 31, 2025, all unvested awards of our named executive officers were granted under this plan), all of our employees receive full acceleration of the vesting of any unvested award in the event that such awards are not assumed or substituted by the surviving or acquiring company following a change of control of the Company.

The intrinsic value of our named executive officers’ stock options for which vesting would have accelerated assuming a change in control of the Company in which equity awards are not assumed or substituted had occurred as of December 31, 2025, is approximately as follows: Marc D. Miller: $7.9 million; Alan B. Miller: $4.2 million; Steve G. Filton: $2.0 million; Matthew J. Peterson: $1.7 million and Edward H. Sim: $1.8 million.

Additionally, the intrinsic value of our named executive officers’ performance based and time based restricted stock units for which vesting would have accelerated assuming a change in control of the Company in which equity awards are not assumed or substituted had occurred as of December 31, 2025 is approximately as follows: Marc D. Miller: $35.9 million; Alan B. Miller: $18.6 million; Steve G. Filton: $9.0 million; Matthew J. Peterson: $7.4 million, and; Edward H. Sim: $8.4 million.

Such intrinsic values of the accelerated stock options and accelerated restricted stock units were calculated based upon the closing price per share of our common stock on December 31, 2025 of $218.02 as reported on the NYSE. Amounts reflected assume vesting of the 2023 PBRSUs at 150% of the target awards, as discussed herein. Vesting acceleration of stock option awards and restricted stock unit awards, if such equity awards are not assumed or substituted, is the only benefit provided to our named executive officers in the event of a change of control. In the event of a termination of employment following a change in control of the Company, the named executive officers may be entitled to payments and benefits as described above under “Potential Payments Upon Termination”.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Marc D. Miller, the current Chief Executive Officer and President.

As is permitted under the SEC rules, we reasonably determined our median employee by using the greater of total annual W-2 wages of employees both in the U.S. and the U.K. who were employed as of December 31, 2025 (excluding Mr. Marc Miller) or calculated annualized pay for those who commenced work during 2025 or were on a leave of absence. The employee population consisted of our full-time, part-time and temporary employees. The inclusion of part-time and temporary employees reduces the median of the annual total compensation for the overall group of our employees. Due to the amount of turnover and job status changes that

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Universal Health Services, Inc. 2026 Proxy Statement

Potential Payments Upon Termination or Change-in-Control

exist in the healthcare industry, we recalculated the median employee in 2025 and determined that person’s total compensation was $57,048. The ratio of CEO pay to median worker pay is 283:1.

The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Universal Health Services, Inc. 2026 Proxy Statement

PAY VERSUS PERFORMANCE TABLE

The following section was prepared in accordance with Item 402(v) of the SEC’s Regulation S-K.

The following table provides additional compensation information for the past five fiscal years for our Chief Executive Officer (“CEO”) and our non-CEO Named Executive Officers (“Other NEOs”), as well as total shareholder return, net income attributable to UHS, Inc. and adjusted earnings per share, diluted performance results for our fiscal years ending in 2025, 2024, 2023, 2022 and 2021:

			Average	Average	Value of initial fixed $100 investment based on:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Summary Compensation Table Total for Other NEOs(1)	Compensation Actually Paid for Other NEOs(1)(2)	Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)	Net Income ($ in thousands)	Adjusted Earnings per share, diluted(4)

2025	$16,148,937	$27,735,374	$5,530,829	$9,126,950	$163	$284	$1,511,182	$21.74
2024	$15,021,836	$25,780,128	$5,449,127	$9,590,254	$133	$187	$1,163,109	$16.61
2023	$14,407,937	$14,959,742	$5,764,662	$4,627,875	$113	$168	$719,307	$10.54
2022	$10,919,976	$13,476,236	$3,270,794	$5,112,238	$104	$146	$656,982	$9.88
2021	$14,020,942	$9,784,532	$6,684,372	$995,897	$95	$158	$987,632	$11.82

(1)
Named executive officers included in the above compensation columns reflect the following:

Year	CEO	Non-CEO NEOs

2025	Marc D. Miller	Alan B. Miller, Filton, Peterson, Sim

2024	Marc D. Miller	Alan B. Miller, Filton, Peterson, Sim
o
2023	Marc D. Miller	Alan B. Miller, Filton, Peterson, Sim

2022	Marc D. Miller	Alan B. Miller, Filton, Pember, Peterson, Sim

2021	Marc D. Miller	Alan B. Miller, Filton, Pember, Peterson

(2)
SEC rules require certain adjustment be made to the Summary Compensation Table (“SCT”) totals to determine “Compensation Actually Paid” (“CAP”) as reported in the Pay Versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, CAP is calculated as the total compensation from the SCT, adjusted to include, among other things, the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). No adjustment is made for dividends or other earnings, since dividends are factored into the fair value of the award.

The following tables detail these adjustments:

Fiscal Year	Executives	SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Unvested Prior Awards (ii)	Change in Value of Vested Prior Awards (iii)	Change in Value of Awards that Failed to Meet Vesting Conditions (iv)	Total Equity CAP (c) = (i) + (ii) + (iii) + (iv)	CAP (d) = (a) - (b) + (c)

2025	CEO	$16,148,937	$9,999,904	$12,276,387	$10,772,075	$(1,462,121)	$—	$21,586,341	$27,735,374
2025	Other NEOs	$5,530,829	$2,953,813	$3,626,250	$3,322,345	$(398,661)	$—	$6,549,934	$9,126,950
2024	CEO	$15,021,836	$9,255,605	$9,217,204	$8,145,304	$2,651,390	$—	$20,013,897	$25,780,128
2024	Other NEOs	$5,449,127	$2,840,213	$2,828,429	$2,330,210	$1,822,701	$—	$6,981,341	$9,590,254
2023	CEO	$14,407,937	$9,888,558	$13,063,409	$(131,034)	$(2,492,012)	$—	$10,440,363	$14,959,742
2023	Other NEOs	$5,764,662	$3,384,852	$4,123,681	$349,678	$(2,225,294)	$—	$2,248,065	$4,627,875
2022	CEO	$10,919,976	$9,508,078	$9,680,126	$430,267	$1,953,945	$—	$12,064,338	$13,476,236
2022	Other NEOs	$3,270,794	$2,342,607	$1,915,653	$865,575	$1,920,853	$(518,031)	$4,184,050	$5,112,238
2021	CEO	$14,020,942	$10,104,427	$8,545,032	$(2,230,851)	$(446,165)	$—	$5,868,017	$9,784,532
2021	Other NEOs	$6,684,372	$4,794,552	$4,054,620	$(4,194,869)	$(753,674)	$—	$(893,923)	$995,897

(3)
Total Shareholder Return (“TSR”) is determined based upon the value of an initial fixed investment of $100. The TSR peer group consists of the industry line peer group reflected in our 2025 Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K. The companies in the peer group are as follows: Arcadia Healthcare Company, Inc., Community Health Systems, Inc., HCA

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Healthcare, Inc., and Tenet Healthcare Corporation. Each year reflects the cumulative total return assuming $100 invested on December 31, 2020 in our common stock and in the our peer group, including subsequent reinvestment of dividends.
(4)
Adjusted earnings per share, diluted, was selected by the Company as the Company-Selected Measure (“CSM”). It is a non-Generally Accepted Accounting Principles (“GAAP”) financial measure. A reconciliation of adjusted earnings per share, diluted, to the most directly comparable financial measure calculated in accordance with GAAP is included in the Company’s Form 8-K furnished with the SEC on February 26, 2026.

Changes in pension values for each of the named executives in 2025, 2024, 2023, 2022 and 2021 pursuant to the Executive Retirement Income Plan or the Supplemental Executive Retirement Income Plan, as described herein, are considered service costs. No equity awards of the named executives were granted and vest in the same year for 2025, 2024, 2023, 2022 and 2021.

Measures that were most important to the last fiscal year

The following performance measures reflect the Company’s most important performance measures in effect for 2025, as further described and defined in the Compensation Discussion and Analysis:

•
Adjusted earnings per share, diluted
•
Income before income taxes for each of the acute care and behavioral health division
•
Return on capital
•
Earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expense and net income attributable to noncontrolling interests ("Adjusted EBITDA net of NCI")

As described in our “Compensation Discussion and Analysis”, the Compensation Committee bases the compensation decisions with respect to the named executive officers on an evaluation of one or more of objective business criteria, including the performance measures listed above. The importance of adjusted earnings per share, diluted, and return on capital is reflected in our use of these measures when setting performance standards applicable to the annual incentive compensation for our named executive officers pursuant to the 2022 Executive Incentive Plan. Performance-based restricted stock units awarded to each of our named executive officers will be earned based upon the achievement of a pre-established specified range of target levels based on the three-year growth in our Adjusted EBITDA net of NCI. Our compensation philosophy of aligning pay strongly with performance is grounded in best practices that are regulatory compliant, financially sound and provide long-term value to stockholders.

Analysis of the Information Presented in the Pay Versus Performance Table

The following charts show the relationship between the Company’s cumulative five-year TSR and that of the industry line peer group reflected in our 2025 Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K, as well as the relationships between CAP and the required financial performance measures in the Pay Versus Performance table above – Company TSR, net income and the Company-selected measure of adjusted earnings per share, diluted.

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Pay Versus Performance Table

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Universal Health Services, Inc. 2026 Proxy Statement

DIRECTOR COMPENSATION

2025 Director Compensation:

The following table provides information concerning the compensation of our non-employee Directors for 2025.

Name	Fees Earned or Paid in Cash ($)	Grant Date Fair Value Stock Awards(1.) ($)	Grant Date Fair Value Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2.) ($)	Total ($)

Nina Chen-Langenmayr	$118,750	$200,039	$—	$—	$878	$319,667

Eileen C. McDonnell	$145,000	$200,039	$—	$—	$878	$345,917

Warren J. Nimetz	$100,000	$200,039	$—	$—	$878	$300,917

Maria R. Singer	$128,750	$200,039	$—	$—	$878	$329,667

Elliot J. Sussman, M.D.	$152,500	$200,039	$—	$—	$878	$353,417

(1)
On May 14, 2025, 1,065 restricted stock units were issued to each of Nina Chen-Langenmayr, Eileen C. McDonnell, Warren J. Nimetz, Maria R. Singer and Elliot J. Sussman, M.D., with a grant date fair value of $200,039, or $187.83 per share. These shares are scheduled to fully vest on the earlier of the one-year anniversary of the date of grant, and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting.
(2)
Consists of dividend equivalents paid upon the vesting of restricted stock units issued during 2024 and vested during 2025.

Our non-employee directors do not participate in either of our retirement income plans or nonqualified deferred compensation plan.

As of December 31, 2025 the following equity awards were outstanding for each active director:

Name	Option Awards	Stock Awards

Nina Chen-Langenmayr	—	1,065

Eileen C. McDonnell	—	1,065

Warren J. Nimetz	—	1,065

Maria R. Singer	2,500	1,065

Elliot J. Sussman, M.D.	2,500	1,065

2025 Cash Compensation:

All non-employee directors received an annual retainer of $100,000 for service on the Board of Directors.

Additionally:

•
Eileen C. McDonnell, Chairperson of the Audit Committee, received an annual retainer of $25,000 for her services in that capacity.
•
Maria R. Singer and Elliott J. Sussman, M.D., as members of the Audit Committee, each received an annual retainer of $12,500 for services in that capacity.

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•
Eileen C. McDonnell, Chairperson of the Compensation Committee, received an annual retainer of $15,000 for her services in that capacity.
•
Elliot J. Sussman, M.D., and Nina Chen-Langenmayr, as a members of the Compensation Committee, each received an annual retainer of $7,500 for services in that capacity.
•
Elliot J. Sussman, M.D., Chairman of the Nominating and Governance Committee, received an annual retainer of $10,000 for his services in that capacity; as well as an annual retainer fee of $22,500 for his services as Chairman of the Quality and Compliance Committee.
•
Maria R. Singer and Nina Chen Langenmayr, as members of the Quality and Compliance Committee, each received an annual retainer of $11,250 for their services in that capacity.
•
Maria R. Singer and Eileen C. McDonnell, as a members of the Nominating and Governance Committee, each received an annual retainer of $5,000 for services in that capacity.

2025 Restricted Stock Units:

As mentioned above, on May 14, 2025, all non-employee directors received 1,065 restricted stock units of our Class B Common Stock. The restricted stock units, which were granted under our 2020 Omnibus Stock and Incentive Plan, had a grant date value of $200,039 or $187.83 per share. These restricted stock unit awards will fully vest on the earlier of the one-year anniversary of the date of grant, and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting.

Changes to Director Compensation effective January 1, 2026:

In December 2025, after reviewing market data prepared by FW Cook, the Compensation Committee approved changes to various elements of compensation for the non-employee members of our Board of Directors.

Effective January 1, 2026, all non-employee directors will receive an annual retainer of $110,000 for service on the Board of Directors (was previously $100,000).

Additionally:

•
Eileen C. McDonnell, Chairperson of the Audit Committee, will receive an annual retainer of $25,000 for her services in that capacity (no change from the previous retainer).
•
Maria R. Singer and Elliott J. Sussman, M.D., as members of the Audit Committee, will each receive an annual retainer of $15,000 for services in that capacity (was previously $12,500).
•
Eileen C. McDonnell, Chairperson of the Compensation Committee, will receive an annual retainer of $20,000 for her services in that capacity (was previously $15,000).
•
Elliot J. Sussman, M.D., and Nina Chen-Langenmayr, as a members of the Compensation Committee, will each receive an annual retainer of $10,000 for services in that capacity (was previously $7,500).
•
Elliot J. Sussman, M.D., Chairman of the Nominating and Governance Committee, will receive an annual retainer of $10,000 for his services in that capacity; as well as an annual retainer fee of $22,500 for his services as Chairman of the Quality and Compliance Committee (no changes from the previous retainers).
•
Maria R. Singer and Nina Chen Langenmayr, as members of the Quality and Compliance Committee, will each receive an annual retainer of $11,250 for their services in that capacity (no change from the previous retainer).

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•
Maria R. Singer and Eileen C. McDonnell, as a members of the Nominating and Governance Committee, will each receive an annual retainer of $5,000 for services in that capacity (no change from the previous retainer).

2026 Restricted Stock Units:

It is anticipated that in May, 2026, all non-employee directors will be considered for awards of RSUs of our Class B Common Stock. The grant date value of such awards are expected to remain unchanged from previous awards, amounting to approximately $200,000 per individual and will be scheduled to fully vest on the earlier of the one-year anniversary of the date of grant, and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Alan B. Miller serves as the Executive Chairman. Alan B. Miller also serves as the Chairman of the Board of Trustees, CEO and President of Universal Health Realty Income Trust (“UHT”), a publicly traded real estate investment trust which commenced operations in 1986. The Company acts as advisor to UHT pursuant to the terms of an annually renewable advisory agreement and also leases the real property of certain of its facilities from UHT. Alan B. Miller is a named executive officer and therefore the salary and other compensation arrangements between us and Alan B. Miller are disclosed and described throughout this Proxy Statement.

Marc D. Miller serves as our Chief Executive Officer (“CEO”), President and a member of our Board of Directors. Marc D. Miller is the son of Alan B. Miller. Marc D. Miller is a named executive officer and therefore the salary and other compensation arrangements between us and Marc D. Miller are disclosed and described throughout this Proxy Statement. Additionally, Marc D. Miller serves as a member of the Board of Trustees of UHT.

Warren J. Nimetz, a member of our Board of Directors and a member of the Executive Committee and the Finance Committee, is Of Counsel in Norton Rose Fulbright US LLP, the law firm we use as outside corporate counsel. In 2025, we paid approximately $1.46 million in legal fees to this law firm for services to the Company. This law firm also provides personal legal services to Alan B. Miller, our Executive Chairman. Mr. Nimetz is the trustee of certain trusts for the benefit of Alan B. Miller and his family.

In March, 2022, UHS had agreed to make an aggregate contribution of $1 million to The Miller Theater (named after Alan B. Miller), which is a non-profit theater operated by the Kimmel Center, Inc. The contribution, in honor of Alan B. Miller, was made in four annual installments of $250,000 each, the fourth and final of which was made in December of 2025.

Pursuant to our Code of Business Conduct and Corporate Standards, all employees, officers and directors of the Company and its subsidiaries are prohibited from engaging in any relationship or financial interest which is a conflict of interest with, or which interferes or has the potential to interfere with, the interests of the Company or any of its subsidiaries or facilities. In addition, all employees, officers and directors of the Company and its subsidiaries are required to disclose to our chief compliance officer any financial interest or ownership interest or any other relationship that he or she (or a member of his or her immediate family) has with customers, vendors, or competitors of the Company or any of its subsidiaries or facilities.

All employees, officers and directors of the Company and its subsidiaries are prohibited from entering into a related party transaction with the Company without the prior approval of our Chief Compliance Officer. Any request for the Company to enter into a transaction with an employee, officer or director or any of such persons’ immediate family members must first be presented to our Chief Compliance Officer for review, consideration and approval. In approving or rejecting the proposed agreement, our Chief Compliance Officer will consider the relevant facts and circumstances available and deemed relevant, including but not limited to, the risks, costs, and benefits to the Company, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence. Our Chief Compliance Officer shall only approve those agreements that, in light of known circumstances, are in or are not inconsistent with, the Company’s best interests, as determined in good faith by our Chief Compliance Officer.

Except as otherwise disclosed in this Proxy Statement, since the beginning of the Company’s last fiscal year, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any employee,

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executive officer or director, holder of more than 5% of our voting securities, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

Please see “Corporate Governance—Director Independence” for additional information on the independence of our directors.

Delinquent Section 16(a) Reports: Section 16(a) of the 1934 Act requires the Company’s directors and certain officers, as well as persons who beneficially own more than 10% of any registered class of our equity securities, to file reports regarding their initial stock ownership and subsequent changes to their ownership with the SEC. Based solely on a review of the reports filed for fiscal year 2024 and related written representations, we believe that all Section 16(a) reports were filed on a timely basis.

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CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has affirmatively determined that four of its seven current members (Nina Chen-Langenmayr, Eileen C. McDonnell, Maria R. Singer and Elliot J. Sussman, M.D.) are independent directors under the applicable rules and regulations of the SEC and the New York Stock Exchange listing standards.

In determining independence, the Board of Directors affirmatively determines each year whether directors have any material relationship with us. When assessing the materiality of a director’s relationship with us, the Board of Directors considers all relevant facts and circumstances, not merely from the director’s standpoint, but also from the standpoint of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. The Board of Directors has concluded that no material relationship exists between us and any of our independent directors, other than each such person’s position as one of our directors.

We are eligible to be treated as a controlled company under New York Stock Exchange Rule 303A due to the fact that the family of Alan B. Miller holds more than 95% of the shares of Class A and Class C Common Stock, which is entitled to elect 80% of the entire Board of Directors and constitutes more than 50% of our aggregate voting power. New York Stock Exchange Rule 303A states that a controlled company need not have a majority of independent directors on its board or have nominating/corporate governance and compensation committees composed entirely of independent directors. We have elected to avail ourselves of a limited aspect of the Rule 303A exemption, determining that the Nominating & Governance Committee is not responsible for identifying and recommending qualified candidates for Board positions that, in accordance with our Restated Certificate of Incorporation, are to be elected by the holders of Class A and Class C Common Stock of the Company. We currently intend to have a majority of independent directors on our Board of Directors and all independent directors on our Audit Committee, Compensation Committee and Nominating & Governance Committee.

Meetings of the Board of Directors

Regular meetings of the Board of Directors are generally held every other month, while special meetings are called when necessary. Before each Board of Directors or committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 2025, there were six regular and two special meetings of the Board of Directors. All or substantially all directors participated in each of the meetings of the Board of Directors and all or substantially all of the meetings held by the respective committees on which they served, if applicable. Directors are expected to attend the Annual Meeting of Stockholders. All of our directors attended the virtual 2025 Annual Meeting of Stockholders.

Our Corporate Governance Guidelines provide that the Board of Directors shall hold, in accordance with a schedule determined by the Nominating & Governance Committee of the Board of Directors, executive sessions where non-management directors (i.e., directors who are not our officers, but who do not otherwise have to qualify as “independent directors”) meet without management participation (except as otherwise specifically requested by the non-management directors). Interested parties may communicate directly and confidentially with the presiding director or with the non-management directors of the Board of Directors as a group by writing to that person or group at Universal Health Services, Inc., c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406.

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Board Leadership Structure and Board of Directors

Mr. Alan B. Miller serves as Executive Chairman of the Board. Eileen C. McDonnell serves as the Lead Independent Director and presides over the executive sessions of the non-management directors. The Company believes this structure allows all of the non-management directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Company’s management. The Board has determined that this leadership structure is appropriate given the size and complexity of the Company, the number of directors overseeing the Company and the Board’s oversight responsibilities.

The specific experience, qualifications, attributes or skills that led to the conclusion that each Director should serve as a Director of the Company, in light of the Company’s business and structure, are as follows:

Alan B. Miller: Has been a Director of the Company since 1978 and is currently Executive Chairman of the Board. Effective January 2021, Mr. Alan B. Miller stepped down as CEO, a position he has held since 1978, when he founded the Company. Prior thereto, he was President, Chairman of the Board and Chief Executive Officer of American Medicorp, Inc. Mr. Alan Miller currently serves as Chairman of the Board of Trustees, Chief Executive Officer and President of Universal Health Realty Income Trust. As a result of his many years of service, Mr. Alan B. Miller provides expertise on the hospital management industry.

Marc D. Miller: Has been a Director of the Company since 2006 and was appointed CEO in January 2021. He continues to serve as President of the Company, a position he has held since May 2009. Previously he has served in various management positions including: Senior Vice President and Co-Head of our Acute Care Division (2007-2009) and Vice President, Acute Care Division (2004-2007). Also served in various roles in our Acute Care Division since 2003 and served in other management positions at various acute care hospitals from 1999 to 2003. Additionally, Mr. Marc D. Miller also serves as a member of the Board of Trustees of Universal Health Realty Income Trust and previously served as a member of the Board of Directors of Premier, Inc. Mr. Marc D. Miller oversees all of the Company’s businesses, its operations, development and overall strategy.

Nina Chen-Langenmayr: Has been a Director of the Company since 2022. She currently serves on the Board of Directors for The Welcoming Center in Philadelphia where she was formerly a Special Projects Consultant since 2013. Prior thereto, she served as Partner, Client Relationship Management Group at Mercer. Ms. Chen-Langenmayr, a Juris Doctor, has multiple years of experience in the human capital management and outsourcing arena, particularly in the pharmaceutical and healthcare industries. Prior to that, Ms. Chen-Langenmayr practiced law, with emphasis in the areas of employee benefits and compensation law. She is a Founding Member of the Asian Pacific American Bar Association of Pennsylvania and a member of the Forum of Executive Women. Ms. Chen-Langenmayr, an independent director, provides expertise on healthcare and human capital management.

Eileen C. McDonnell: Has been a Director of the Company since 2013. Ms. McDonnell previously served as Chairman and CEO of the Penn Mutual Life Insurance Company. She joined Penn Mutual in 2008 and retired as CEO in 2021, after serving in that capacity for a decade. Ms. McDonnell was appointed to The Penn Mutual Board of Trustees in 2010 and retired from its Board in March of 2026. Before joining Penn Mutual, Ms. McDonnell founded ExecMPower, a strategic planning and executive coaching consultancy. Previously, she was president of New England Financial, a wholly owned subsidiary of MetLife, and senior vice president of the Guardian Life Insurance Company. Ms. McDonnell also served as a Director of the Insurance Federation of Pennsylvania and was a national advisor to VisionForward, an initiative of Drexel University College of Medicine Institute for Women’s Health and Leadership. Ms. McDonnell, an independent director, provides expertise on the insurance industry and financial matters.

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Warren Nimetz: Has been a Director of the Company since January 2018. He is currently Of Counsel and was a Partner at the law firm of Norton Rose Fulbright US LLP since 1987. Mr. Nimetz focuses his practice on general corporate and securities law, with special emphasis on mergers and acquisitions of public and private companies including tender offers, leveraged and other buyouts, private equity investments, joint ventures and related corporate governance issues. He also has substantial experience with all types of financing transactions, including public offerings, private placements and bank and other institutional lending and structured finance. Mr. Nimetz has special expertise in structuring and negotiating transactions involving the acquisition, financing and disposition of hospital and other health care and life science companies and properties. Mr. Nimetz provides expertise on legal matters.

Maria R. Singer: Has been a Director of the Company since March 2020. She is Chief Operating Officer, Corporate Finance at Houlihan Lokey. She previously served as Managing Director and COO of Blackstone Advisory Partners (2008 to 2015). She also served in various roles at Lehman Brothers, Inc. including Senior Vice President, Office of the Chairman and Senior Vice President, Debt Capital Markets (2002 to 2008). Ms. Singer, an independent director, provides expertise on financial and strategic advisory matters.

Elliot J. Sussman, M.D.: Has been a Director of the Company since March 2018. He previously served as Founder and Chairman of The Villages Health from 2012 to 2026, and previously served as President and Chief Executive Officer of Lehigh Valley Hospital and Health Network from 1993 through 2010. He was a member of the Board of Directors of Yale New Haven Health System from 2011 to 2023. He has previously chaired the boards of the Council of Teaching Hospitals and of the Association of American Medical Colleges. Dr. Sussman, an independent director, provides expertise on the management of hospitals and health systems and on health care quality and compliance matters.

The Board holds six regular meetings each year to consider and address matters involving the Company. The Board also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The independent directors also regularly meet in executive sessions outside the presence of management. The Board has access to legal counsel for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, to assist the Board in performing its oversight responsibilities, the Board has established a Compensation Committee, an Audit Committee, a Nominating & Governance Committee, a Quality and Compliance Committee, an Executive Committee and a Finance Committee.

The Nominating & Governance Committee annually oversees a self-evaluation of the current Board members and those committees as the Board shall specify from time to time and reports to the Board with respect to whether the Board and its committees are functioning effectively. The full Board discusses each evaluation report to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof.

The Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Company, the Board, among other things, oversees risk management of the Company’s business affairs directly and through the committee structure that it has established. The principal risks associated with the Company are risks related to concentration of the locations of our facilities, dependence on payments from the government and other third party payers, including potential changes resulting from the 2024 elections such as legislation to significantly reduce federal Medicaid funding, increased reliance on Medicare Advantage Programs, work requirements for Medicaid waiver program eligibility, increased focus on hospital outpatient site neutral payment policies, and similar initiatives that may reduce the availability of funding for federal healthcare programs or make eligibility for benefits more difficult; cyber security, a worsening of the economic and employment conditions in the United States, the inability to collect payments

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from patients, competition for patients from other hospitals and health care providers, our ability to recruit and retain quality physicians, our ability to attract and retain qualified nurses and medical support staff, compliance with extensive laws and government regulations, liabilities from claims brought against our facilities, governmental investigations, regulatory actions, whistleblower lawsuits and purported stockholder class action lawsuits, accreditation of our facilities, acquisition and integration of hospitals, state efforts to regulate the construction or expansion of health care facilities, fluctuations in our operating results, quarter to quarter earnings and other factors, significant corporate regulation as a public company, and dependence on key management personnel.

The Board’s role in the Company’s risk oversight process includes regular reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee) receives these reports from management to identify and discuss such risks.

The Board periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board, management has implemented a variety of processes, procedures and controls to address these risks.

The Board requires management to report to the full Board on a variety of matters at regular meetings of the Board and on an as-needed basis, including the performance and operations of the Company and other matters relating to risk management. The Audit Committee also receives regular reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Company. Eileen C. McDonnell, the Lead Independent Director, periodically meets with management and the Company’s independent registered public accounting firm to review and discuss the activities of the Company and to provide direction with respect thereto.

Policy on Hedging Transactions

The Company has a policy that prohibits employees and directors from engaging in any hedging transaction that would result in lack of exposure to the full risks of stock ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls or other derivative instruments related to our common stock or debt.

Policy on Insider Trading

The Company has a policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and related persons, and repurchases by the Company, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of this policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Stockholder Communications

Stockholders who wish to send communications to the Board of Directors or an individual director should address such communications to Universal Health Services, Inc., c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406. The Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

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Committees of the Board of Directors

The Compensation Committee, the Audit Committee, the Nominating & Governance Committee, the Quality and Compliance Committee, the Executive Committee and the Finance Committee are the standing committees of the Board of Directors. A current copy of our Corporate Governance Guidelines, Code of Business Conduct and Corporate Standards, Code of Ethics for Senior Financial Officers, Code of Conduct and Ethics, Compensation Committee Charter, Nominating & Governance Committee Charter and Audit Committee Charter are available free of charge on our website at http://uhs.com. Copies of these documents also are available in print free of charge to any stockholder who requests them. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K relating to amendments to or waivers of any provision of our Code of Ethics for Senior Financial Officers by promptly posting the information on our website.

Audit Committee: Current members of the Audit Committee are Eileen C. McDonnell (Chairperson), Maria R. Singer and Elliot J. Sussman, M.D. No such member serves on the audit committee of more than three public companies. The Audit Committee met nine times during 2025.

The Board of Directors has determined, in its business judgment, that each member of the Audit Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange and is financially literate and that Eileen C. McDonnell qualifies as an “audit committee financial expert” under SEC regulations and has accounting or related financial management expertise.

The Audit Committee provides assistance to the Board of Directors in fulfilling its financial, compliance and quality oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of our financial statements, the financial reporting process, the systems of internal accounting and financial controls, the performance of our internal audit function and independent auditors, the independent auditors’ qualifications and independence and our compliance with legal and regulatory requirements and quality of care standards. This Committee has the authority, duties and responsibilities set forth in its Audit Committee Charter, as amended. The Audit Committee periodically reviews our data security programs, including cyber security and procedures regarding disaster recovery and critical business continuity, and reviews our programs and plans that management has established with data security compliance programs and test preparedness.

Compensation Committee: Current members of the Compensation Committee are Eileen C. McDonnell (Chairperson), Elliot J. Sussman, M.D. and Nina Chen-Langenmayr. The Compensation Committee met four times during 2025. The Board of Directors has determined, in its business judgment, that each member of the Compensation Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange.

The Compensation Committee reviews and approves our goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates their performance, determines and approves their compensation level, reviews and determines the form and amount of compensation of the non-management members of the Board of Directors, administers incentive-compensation plans and equity-based plans and approves compensation awards, among other duties and responsibilities.

The amount and mix of the compensation paid to our named executive officers and directors are evaluated on an annual basis. See the section titled “Compensation Setting Process,” in the Compensation Discussion & Analysis for an additional discussion.

The Compensation Committee has the authority to establish one or more subcommittees that shall have the responsibilities and consist of those members of the Compensation Committee as the Compensation Committee may determine from time to time. The Compensation Committee also has the sole authority to retain and terminate compensation consultants to assist it in evaluating our compensation plans, particularly those

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pertaining to our directors, our Executive Chairman, Chief Executive Officer and our other executive officers, and to approve the fees and other terms relating to the provision of those services. As discussed in the Compensation Discussion and Analysis, certain elements of Messrs. Alan Miller’s and Marc. Miller’s compensation is determined by the terms of their employment agreements.

Nominating & Governance Committee: The current members of the Nominating & Governance Committee are Elliot J. Sussman, M.D., (Chairman), Eileen C. McDonnell and Maria R. Singer. This Committee met once during 2025. The Board of Directors has determined, in its business judgment, that each member of the Nominating & Governance Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange.

The Nominating & Governance Committee was established, with respect to those directors who are to be elected by the holders of Class B and Class D Common Stock of the Company in accordance with the our Restated Certificate of Incorporation, for the purpose of: (i) assisting the Board of Directors by identifying individuals who are qualified to become directors, consistent with the criteria approved by the Board of Directors; (ii) recommending to the Board of Directors Class B and D director nominees for the next annual meeting of stockholders at which a Class B and D director is to be elected; (iii) developing and recommending to the Board of Directors a set of corporate governance principals in the form of our corporate governance guidelines; (iv) leading and overseeing the Board of Directors in its annual review of the performance of the Board of Directors and our management, and; (v) recommending to the Board of Directors director nominees for each committee of the Board of Directors. The Nominating & Governance Committee provides such assistance in identifying and recommending Class A and Class C Common Stock director nominees as may be requested by the entire Board of Directors. The Nominating & Governance Committee adopted our Corporate Governance Guidelines.

In light of the concentration of approximately 90% of the voting power of our Class A and Class C Common Stock in a single individual and related entities, and in accordance with the “Controlled Companies” exemption set forth in Section 303A of the New York Stock Exchange Listed Company Manual, the Nominating & Governance Committee is not responsible for identifying and recommending qualified candidates for directors that, in accordance with our Restated Certificate of Incorporation, are to be elected by the holders of Class A and Class C Common Stock. The Nominating & Governance Committee shall, however, provide such assistance in identifying and recommending Class A and C Director nominees as may be requested by the entire Board of Directors.

The Nominating & Governance Committee will consider Class B and D director nominees recommended by stockholders. Under our Restated Certificate of Incorporation, the number of directors to be elected by the Class B and D Common stockholders is limited to 20% of the entire Board of Directors, or a maximum of two directors. Stockholders who wish to recommend a nominee for the Nominating & Governance Committee’s consideration may do so by submitting the individual’s name and qualifications to the Nominating & Governance Committee c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406. Recommendations must be received by the Nominating & Governance Committee no later than the date by which stockholder proposals for presentation at the next Annual Meeting must be received and should include the information required by our Amended and Restated Bylaws and any other information regarding the director nomination required by the Exchange Act, and the rules and regulations promulgated thereunder, including Rule 14a-19 of the Exchange Act. Please see the Questions and Answers section of this Proxy Statement. Recommended nominees will only be considered if there is a vacancy or if the Board of Directors decides to increase the number of directors.

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Universal Health Services, Inc. 2026 Proxy Statement

Corporate Governance

The Nominating & Governance Committee identifies and evaluates committee-recommended Class B and D director nominees considering, among other factors, the following minimum qualifications: the individual’s integrity, experience, education, expertise, independence and any other factors that the Board of Directors and the Nominating & Governance Committee deem would enhance the effectiveness of the Board of Directors and our governance. The Nominating & Governance Committee seeks persons who have achieved prominence in their fields and who possess significant experience in areas of importance to the Company. Additionally, strong analytical skills, independence, energy, forthrightness and integrity are desired characteristics that the Nominating & Governance Committee seeks in potential candidates. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has refreshed Board composition by replacing 80% of the non-management members of the Board within the last eight years. The Board has three female members, one of whom, Eileen McDonnell serves as lead director and one of whom is a member of an underrepresented minority group.

Quality and Compliance Committee: The current members of the Quality and Compliance Committee are Elliot J. Sussman, M.D. (Chairman), Nina Chen-Langenmayr and Maria R. Singer. The Quality and Compliance Committee has the responsibility of assisting the Board in fulfilling its oversight responsibilities concerning review of our policies and procedures relating to healthcare-related regulatory and compliance issues and the delivery of quality medical care to patients. The Quality and Compliance Committee met four times during 2025.

Executive Committee: The current members of the Executive Committee are Alan B. Miller (Chairman), Marc D. Miller, Eileen C. McDonnell and Warren J. Nimetz. The Executive Committee has the responsibility, between meetings of the Board of Directors, to advise and aid our officers in all matters concerning the management of the business and, while the Board of Directors is not in session, has the power and authority of the Board of Directors to the fullest extent permitted under law. The Executive Committee did not meet in 2025.

Finance Committee: The current members of the Finance Committee are Alan B. Miller (Chairman), Marc D. Miller, Warren J. Nimetz and Maria R. Singer. The Finance Committee is responsible for reviewing our overall long-term financial planning. The Finance Committee did not meet during 2025.

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Universal Health Services, Inc. 2026 Proxy Statement

AUDIT COMMITTEE REPORT

The Board of Directors is committed to the accuracy and integrity of the Company’s financial reporting. The Audit Committee takes an involved and active role in delivering on this commitment.

The Audit Committee provides independent, objective oversight of our accounting functions and internal controls.

The Audit Committee reviews and evaluates, and discusses and consults with our management, internal audit personnel and the independent auditors about the following:

•
the plan for, and the independent auditors’ report on, each audit of the Company’s consolidated financial statements and internal controls;
•
changes in our accounting practices, principles, controls or methodologies, or in the Company’s financial statements;
•
significant developments in accounting rules;
•
the adequacy of our internal accounting controls, and accounting, financial and auditing personnel; and
•
the establishment and maintenance of a work environment that promotes ethical behavior.

The Audit Committee acts under a written charter that was originally adopted by the Board of Directors in 2004 and is reviewed and approved on an annual basis. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing, accounting, financial reporting, internal control and regulatory compliance matters. In discharging its oversight role, the Audit Committee may engage independent counsel and other advisers as it determines necessary. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee also has the direct responsibility to select, evaluate, determine the compensation of, oversee, and where appropriate, replace our independent auditors, and has the authority to resolve disagreements between management and our auditors. The Audit Committee may establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting and auditing matters, as well as confidential, anonymous submission by employees. The Board of Directors has determined that each of the members of the audit committee is “independent” within the meaning of the rules of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002.

The Audit Committee recommended to the Board of Directors that the consolidated financial statements be included in the Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for 2025:

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First, the Audit Committee discussed with our independent auditors the overall scope and plans for their audits.
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Second, the Audit Committee met with the independent auditors, to discuss the results of their audits, their evaluations of our internal controls and the overall quality of our financial reporting.
•
Third, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.
•
Fourth, the Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States).

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Universal Health Services, Inc. 2026 Proxy Statement

Audit Committee Report

•
Fifth, the Audit Committee received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.
•
Finally, the Audit Committee obtained and reviewed a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years inspecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

The Audit Committee reviewed and discussed our consolidated financial statements with the Board of Directors and discussed them with PricewaterhouseCoopers LLP during the 2025 fiscal year, along with the matters required to be discussed by Statement of Auditing Standard No. 16, Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board. The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures, including the letter, required by PCAOB 3524 and 3526 and discussed with PricewaterhouseCoopers LLP its independence.

Based on the discussions with PricewaterhouseCoopers LLP and management, the consolidated financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our 2025 Annual Report on Form 10-K, as filed on February 25, 2026.

AUDIT COMMITTEE

Eileen C. McDonnell (Chairperson)

Maria R. Singer

Elliot J. Sussman, M.D.

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Universal Health Services, Inc. 2026 Proxy Statement

RELATIONSHIP WITH INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP (“PwC”) served as our independent auditors during 2025 and 2024. Representatives from PwC will be in attendance at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.

PwC’s audit report on our consolidated financial statements as of and for the years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Audit fees consisted of professional services rendered to us or certain of our subsidiaries. Such audit services include audits of financial statements, audit of our annual management assessment of the effectiveness of internal control over financial reporting in 2025 and 2024 (as required by Section 404 of the Sarbanes-Oxley Act of 2002), reviews of our quarterly financial statements and audit services provided in connection with regulatory filings, acquisitions, bond issuances and other matters.

Set forth below are the fees paid or accrued for the services of PwC during 2025 and 2024:

	2025	2024

Audit fees	$4,618,125	$4,864,125

Audit-related fees	7,075	7,075

Tax fees	780,000	350,000

All other fees	738,000	288,000

Total	$6,143,200	$5,509,200

Fees for tax services in 2025 and 2024 consisted primarily of consultation on various tax matters related to us and our subsidiaries, including when applicable, compliance, planning and preparation of federal and state income tax returns for certain of our subsidiaries.

The other fees to PwC in 2025 and 2024 consist of services related to Independent Review Organization services in connection with our behavioral health facilities located in the United States, as well as pre-implementation assessment fees incurred in connection with our planned development and implementation of an enterprise resource planning application.

The Audit Committee has considered and determined that the provision of non-audit services by our principal auditor is compatible with maintaining auditor independence.

All audit and permissible non-audit services provided to us by the independent auditors are pre-approved by the Audit Committee, which considers whether the proposed services would impair the independence of the independent auditors. The Chairperson of the Audit Committee may pre-approve audit and permissible non-audit services during the time between Audit Committee meetings if the fees for the proposed services are less than $25,000.

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Universal Health Services, Inc. 2026 Proxy Statement

Annex A

Schedule of Non-GAAP Supplemental Information

Calculation of Adjusted Net Income Attributable to UHS

For the Years Ended December 31, 2025 and 2024

(in thousands, except per share amounts, unaudited)

	Year ended December 31, 2025		Year ended December 31, 2024
	Amount	Per Diluted Share	Amount	Per Diluted Share

Net income attributable to UHS	$1,488,796	$23.10	$1,142,097	$16.82
Plus/minus after-tax adjustments:
(Gain) loss on marketable equity securities	(12,061)	(0.19)	1,985	0.03
Unrealized gain on non-marketable securities	(71,489)	(1.11)	—	—
Impact of ASU 2016-09, net	(4,164)	(0.06)	(15,947)	(0.24)
Subtotal adjustments	(87,714)	(1.36)	(13,962)	(0.21)
Adjusted net income attributable to UHS	$1,401,082	$21.74	$1,128,135	$16.61

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Universal Health Services, Inc. 2026 Proxy Statement

Annex B

Schedule of Non-GAAP Supplemental Information

Calculation of Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA net of NCI")

For the Year Ended December 31, 2025

(in thousands, unaudited)

Year ended December 31, 2025

Net income attributable to UHS	$1,488,796

Depreciation and amortization	618,743
Interest expense, net	156,068
Provision for income taxes	460,959
Other (income) expense, net	(134,194)
Adjusted EBITDA net of NCI	$2,590,372

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Universal Health Services, Inc. 2026 Proxy Statement

YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR PROXY BY TELEPHONE OR INTERNET AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING ONLINE.

BY ORDER OF THE BOARD OF DIRECTORS

STEVE G. FILTON, Secretary
King of Prussia, Pennsylvania
April 9, 2026

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Universal Health Services, Inc. 2026 Proxy Statement

PROXY CLASS A COMMON STOCK CLASS C COMMON STOCK UNIVERSAL HEALTH SERVICES, INC. This Proxy Solicited By The Board Of Directors For The Annual Meeting Of Stockholders To Be Held On May 20, 2026 Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class A Common Stock and Class C Common Stock of Universal Health Services, Inc. (the “Company”) held of record by the undersigned on March 23, 2026 at the Annual Meeting of Stockholders to be held at 10:00 a.m. EDT on Wednesday, May 20, 2026, virtually via live audio webcast available at www.meetnow.global/MXMYPG9 and at any adjournment thereof. To participate at the Annual Meeting online, please visit www.meetnow.global/MXMYPG9. Any and all proxies heretofore given are hereby revoked. Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 20, 2026. The Proxy Statement and Annual Report to Stockholders are available at www.edocumentview.com/uhs THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK ACCOUNT NUMBER CLASS A COMMON CLASS C COMMON The Board of Directors recommends a vote FOR the nominee listed in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposals 4 and 5. 1. The Election of Alan B. Miller For Withhold Authority 2. Advisory (nonbinding) vote to approve named executive officer compensation. For Against Abstain 3. To ratify the selection of PricewaterhouseCoopers LLP, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For Against Abstain 4. To act on a stockholder proposal to report votes based on UHS shareholder money at risk, if properly presented at the meeting. For Against Abstain 5. To act on a stockholder proposal to adopt a policy requiring Universal Health Services, Inc. to publicly disclose its workforce diversity, if properly presented at the meeting. For Against Abstain Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting. DATED: SIGNATURE: SIGNATURE: IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title. The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALAN B. MILLER AS DIRECTOR, FOR THE ADVISORY (NONBINDING) VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION, FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AGAINST THE STOCKHOLDER PROPOSAL TO REPORT VOTES BASED ON UHS SHAREHOLDER MONEY AT RISK, IF PROPERLY PRESENTED AT THE MEETING, AND AGAINST THE STOCKHOLDER PROPOSAL TO ADOPT A POLICY REQUIRING UNIVERSAL HEALTH SERVICES, INC. TO PUBLICLY DISCLOSE ITS WORKFORCE DIVERSITY, IF PROPERLY PRESENTED AT THE MEETING, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Vote Universal Health Services, Inc. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/UHS or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/UHSUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommends a vote FOR the nominee listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, AGAINST Proposal 4 and AGAINST Proposal 5. A 1. Election of Director: For Withhold 01 - Nina Chen-Langenmayr For Against Abstain For Against Abstain 2. Proposal to conduct an advisory (nonbinding) vote to approve named executive officer compensation. 4. Stockholder proposal to report votes based on UHS shareholder money at risk, if properly presented at the meeting. 3. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 5. Stockholder proposal to adopt a policy requiring Universal Health Services, Inc. to publicly disclose its workforce diversity, if properly presented at the meeting. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box. 1UPX

The 2026 Annual Meeting of Stockholders of Universal Health Services, Inc. will be held on May 20, 2026, 10:00am EDT virtually via live webcast at www.meetnow.global/MXMYPG9 To access the virtual meeting, you will need the 15-digit control number that is printed in the shaded bar located on the reverse side of this form. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 20, 2026: The Proxy Statement and Annual Report to Stockholders are available at www.envisionreports.com/UHS Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UHSIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — UNIVERSAL HEALTH SERVICES, INC. UNIVERSAL HEALTH SERVICES, INC. This Proxy Solicited By The Board Of Directors For The Annual Meeting Of Stockholders To Be Held On May 20, 2026 Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on March 23, 2026 at the Annual Meeting of Stockholders to be held at 10:00 a.m. EDT, on Wednesday, May 20, 2026, virtually via live audio webcast available at www.meetnow.global/MXMYPG9, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4 AND 5 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.